UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 2, 2005

                        NATIONAL PROPERTY INVESTORS 5
            (Exact name of Registrant as specified in its charter)


            California                0-11095                 22-2385051
 (State or other jurisdiction       (Commission            (I.R.S. Employer
         of incorporation or        File Number)        Identification Number)
           organization)

                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

National Property Investors 5 (the "Registrant"), a California limited partnership, owns Oakwood Village on Lake Nan Apartments ("Oakwood Village"), a 278-unit apartment complex located in Winter Park, Florida. On November 2, 2005, the Registrant and ten other partnerships (together the "Selling Partnerships") that own apartment complexes containing an aggregate of 3,374 units, entered into a Purchase and Sale Contract (the "Purchase Agreement") with a third party, The Bethany Group, LLC, a California limited liability company (the "Purchaser"), to sell twelve apartment complexes and one parcel of land (together the "Properties" and individually a "Property") owned by the Selling Partnerships to the Purchaser for a total sales price of $161,250,000, of which $19,234,694 represents the sales price for Oakwood Village. Each of the Selling Partnerships is affiliated with AIMCO Properties, L.P., an affiliate of the managing general partner of the Registrant.

The  following  is a  summary  of the  terms  and  conditions  of  the  Purchase
Agreement, which summary is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as an exhibit.

PURCHASE PRICE. The total purchase price is $161,250,000, of which $19,235,000 represents the purchase price for Oakwood Village, subject to certain prorations and adjustments at the closing. The Purchaser delivered an initial deposit of $600,000, of which the Registrant is allocated approximately $71,600. Upon termination of the feasibility period, the Purchaser will deliver an additional deposit of $900,000, of which the Registrant will be allocated approximately $107,400. If the Purchaser fails to notify the Selling Partnerships in writing of its intent to terminate the contract prior to the end of the feasibility period, the two deposits will become non-refundable.

CLOSING. The expected closing date of the transaction is January 31, 2006. The Selling Partnerships have the right to extend the closing for up to thirty days by delivering written notice to the Purchaser. The Purchaser has the right to extend the closing for up to twenty-eight days by delivering written notice and delivering an additional (non-refundable) payment of $500,000, of which the Registrant will be allocated approximately $59,600. The closing is also subject to customary closing conditions and deliveries.

COSTS AND FEES. With respect to Oakwood Village, the Purchaser will pay transfer, sales, use, gross receipts or similar taxes, recording costs, any premiums or fees required to be paid with respect to the title policy and one half of the customary closing costs of the escrow agent. The Registrant will pay the base premium for the title policy and one-half of the customary closing costs of the escrow agent.

REPRESENTATIONS AND WARRANTIES. The Selling Partnerships and the Purchaser each made limited representations and warranties to the other.

RISK OF LOSS. The risk of loss or damage to the Properties by reason of any insured or uninsured casualty during the period through and including the closing date will be borne by the Selling Partnerships. The Selling Partnerships must maintain in full force and effect until the closing date all existing insurance coverage on the Properties.

ASSIGNMENT. With the exception of an assignment to an affiliate of the Purchaser, the Purchase Agreement is not assignable by the Purchaser without first obtaining the prior written approval of the Selling Partnerships.

DEFAULTS AND REMEDIES. If the Purchaser defaults in its obligations to deliver when required any required deposits, the purchase price or any other specified deliveries, then the Purchaser will forfeit its deposits to the Selling
Partnerships, and neither Purchaser nor the Selling Partnerships will be obligated to proceed with the purchase and sale of the Properties. The Selling Partnerships expressly waive the remedies of specific performance and additional damages for any such defaults by the Purchaser.

If the Selling Partnerships, prior to the closing, default in their representations, warranties, covenants, or obligations then the Purchaser has the option of (i) seeking specific performance of each of the Selling Partnerships' obligation to deliver the deed for such Selling Partnership's Property pursuant to the Purchase Agreement or (ii) terminating the Purchase Agreement, receiving a return of its deposits, and recovering, as its sole recoverable damages its documented direct and actual out-of-pocket expenses and costs up to $45,000 per property.

Item 9.01   Financial Statements and Exhibits

(c)   Exhibits

      10.21 Purchase and Sale Contract between National Property Investors 5, a California limited partnership, and the affiliated Selling Partnerships and The Bethany Group, LLC, a California limited liability company, dated November 2, 2005.*

*Schedules and supplemental materials to the exhibit have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                National Property Investors 5
                                (a California Limited Partnership)


                                By: NPI Equity Investments Inc.
                                    Managing General Partner


                                By: /s/Martha L. Long
                                    Martha L. Long
                                    Senior Vice President


                             Date: November 8, 2005

                                                                   Exhibit 10.21



                           PURCHASE AND SALE CONTRACT



                                      AMONG



            AIMCO DEERFIELD, L.P., a Delaware limited partnership

           AIMCO DEERFIELD II, L.P., a Delaware limited partnership

            AMBASSADOR VIII, L.P., a Delaware limited partnership

    CONSOLIDATED CAPITAL PROPERTIES III, a California limited partnership

        CENTURY PROPERTIES FUND XVII, a California limited partnership

       NATIONAL PROPERTY INVESTORS 5, a California limited partnership

       P.A.C. LAND II LIMITED PARTNERSHIP, an Ohio limited partnership

    QUAIL RUN VI LIMITED PARTNERSHIP, a South Carolina limited partnership

     SHELTER PROPERTIES III LIMITED PARTNERSHIP, a South Carolina limited partnership

SHELTER PROPERTIES V LIMITED PARTNERSHIP, a South Carolina limited partnership

       TREESLOPE APARTMENTS, L.P., a South Carolina limited partnership

                                   AS SELLERS



                                       AND



                             THE BETHANY GROUP, LLC,
                     a California limited liability company

                                  AS PURCHASER

   THIS AGREEMENT IS SUBJECT TO ARBITRATION PURSUANT TO THE SOUTH CAROLINA UNIFORM ARBITRATION ACT, SECTION 15-48-10, ET SEQ., CODE OF LAWS OF SOUTH
                            CAROLINA 1976 AS AMENDED.


ARTICLE I      DEFINED TERMS.................................................1


ARTICLE II     PURCHASE AND SALE, PURCHASE PRICE & DEPOSIT...................9

      2.1   Purchase and Sale................................................9
      2.2   Purchase Price and Deposit.......................................9
      2.3   Escrow Provisions Regarding Deposit.............................10


ARTICLE III    FEASIBILITY PERIOD...........................................11

      3.1   Feasibility Period..............................................11
      3.2   Expiration of Feasibility Period................................12
      3.3   Conduct of Investigation........................................12
      3.4   Purchaser Indemnification.......................................13
      3.5   Property Materials..............................................14
      3.6   Property Contracts..............................................15


ARTICLE IV     TITLE........................................................15

      4.1   Title Documents.................................................15
      4.2   Survey..........................................................16
      4.3   Objection and Response Process..................................16
      4.4   Permitted Exceptions............................................17
      4.5   Existing Mortgage/Deed of Trust.................................17
      4.6   Assumed Encumbrances............................................18
      4.7   Purchaser Financing.............................................22


ARTICLE V      CLOSING......................................................22

      5.1   Closing Date....................................................22
      5.2   Seller Closing Deliveries.......................................23
      5.3   Purchaser Closing Deliveries....................................24
      5.4   Closing Prorations and Adjustments..............................25
      5.5   Post Closing Adjustments........................................31


ARTICLE VI     REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER.......31

      6.1   Seller's Representations........................................31
      6.2   AS-IS...........................................................33
      6.3   Survival of Seller's Representations............................34
      6.4   Definition of Seller's Knowledge................................34
      6.5   Representations And Warranties Of Purchaser.....................34


ARTICLE VII    OPERATION OF THE PROPERTIES..................................35

      7.1   Leases and Property Contracts...................................35
      7.2   General Operation of Property...................................36
      7.3   Liens...........................................................36


ARTICLE VIII   CONDITIONS PRECEDENT TO CLOSING..............................36

      8.1   Purchaser's Conditions to Closing...............................36
      8.2   Sellers' Conditions to Closing..................................37


ARTICLE IX     BROKERAGE....................................................39

      9.1   Indemnity.......................................................39
      9.2   Seller Broker Commission........................................39
      9.3   Broker Signature Page...........................................39
      9.4   Texas Real Estate License Act...................................39


ARTICLE X      DEFAULTS AND REMEDIES........................................40

      10.1  Purchaser Default...............................................40
      10.2  Seller Default..................................................40


ARTICLE XI     RISK OF LOSS OR CASUALTY.....................................41

      11.1  Major Damage....................................................41
      11.2  Minor Damage....................................................42
      11.3  Repairs.........................................................42


ARTICLE XII    EMINENT DOMAIN...............................................42

      12.1  Eminent Domain..................................................42


ARTICLE XIII   MISCELLANEOUS................................................43

      13.1  Binding Effect of Contract......................................43
      13.2  Exhibits And Schedules..........................................43
      13.3  Assignability...................................................43
      13.4  Binding Effect..................................................43
      13.5  Captions........................................................43
      13.6  Number And Gender Of Words......................................44
      13.7  Notices.........................................................44
      13.8  Governing Law And Venue.........................................46
      13.9  Entire Agreement................................................46
      13.10 Amendments......................................................46
      13.11 Severability....................................................46
      13.12 Multiple Counterparts/Facsimile Signatures......................46
      13.13 Construction....................................................47
      13.14 Confidentiality.................................................47
      13.15 Time Of The Essence.............................................47
      13.16 Waiver..........................................................47
      13.17 Attorneys Fees..................................................47
      13.18 Time Periods....................................................47
      13.19 1031 Exchange...................................................47
      13.20 No Personal Liability of Officers, Trustees or Directors of
            Seller's Partners...............................................48
      13.21 No Exclusive Negotiations.......................................48
      13.22 ADA Disclosure..................................................48
      13.23 No Recording....................................................49
      13.24 Relationship of Parties.........................................49
      13.25 Dispute Resolution..............................................49
      13.26 AIMCO Marks.....................................................49
      13.27 Non-Solicitation of Employees...................................50
      13.28 Survival........................................................50
      13.29 Multiple Purchasers.............................................50
      13.30 Sellers' Several Obligations....................................51
      13.31 Obligation to Close on all Properties...........................51
      13.32 Radon Gas.......................................................51
      13.33 Energy Efficiency...............................................51


ARTICLE XIV    LEAD-BASED PAINT DISCLOSURE..................................51

      14.1  Disclosure......................................................51
      14.2  Consent Agreement - Pre-1978 - Not Certified....................51
      14.3  Consent Agreement - Pre-1978 Certified..........................53

                           PURCHASE AND SALE CONTRACT

.............THIS PURCHASE AND SALE CONTRACT (this "Contract") is entered into as of the 2nd day of November, 2005 (the "Effective Date"), by the selling parties identified on Schedule A (the "Seller Information Schedule") having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (individually a "Seller" and collectively "Sellers"), and THE BETHANY GROUP, LLC, a California limited liability company, having a principal address at 17595 Harvard, Suite C-541, Irvine, California 92614 (prior to November 1, 2005) and 1920 Main Street, Suite 770, Irvine, California 92614 (from and after November 1, 2005) ("Purchaser").

.............NOW,  THEREFORE,  in  consideration  of mutual covenants set forth herein, Sellers and Purchaser hereby agree as follows:

                                    RECITALS

.............A. Each Seller owns the real estate commonly known as and identified by the "Community Name" listed on the Seller Information Schedule and as more particularly described in Exhibits A-1 to A-13 attached hereto and made a part hereof, and the improvements thereon.

.............B.  Purchaser desires to purchase,  and each Seller desires to sell, the land, improvements and certain associated property described in this Contract on the terms and conditions set forth below.

                                   ARTICLE I
                                  DEFINED TERMS

      1.1...Unless otherwise defined herein, any term with its initial letter capitalized in this Contract shall have the meaning set forth in this ARTICLE 1. Any reference to a specific "Property" shall be to the "Common Name of Property" as set forth in the Seller Information Schedule attached hereto.

1.1.1 "ADA" shall have the meaning set forth in Section 13.22.

1.1.2 "Additional Deposit" shall have the meaning set forth in Section 2.2.2.

1.1.3 "AIMCO" means Apartment Investment and Management Company.

1.1.4 "AIMCO Marks" means all words, phrases, slogans, materials, software, proprietary systems, trade secrets, proprietary information and lists, and other intellectual property owned or used by a Seller, its Property Manager, or AIMCO in the marketing, operation or use of a Property (or in the marketing, operation or use of any other properties managed by the Property Manager or owned by AIMCO or an affiliate of either Property Manager or AIMCO).

1.1.5 "Appeal" shall have the meaning set forth in Section 5.4.4(b).

1.1.6 "Applicable Share" means, a fraction, the numerator of which is the Property's Base Purchase Price set forth on the Seller Information Schedule, and the denominator of which is the aggregate of all of the Properties' Base Purchase Prices set forth on the Seller Information Schedule.

1.1.7 "Assumed Encumbrances" means the HAP Contracts and LURAs.

1.1.8 "Base Purchase Price" means the "Base Purchase Price" for a Property set forth on the Seller Information Schedule.

1.1.9 "Broker" means, collectively, Transaction Broker and Sellers' Brokers.

1.1.10......"Business  Day"  means any day other  than a  Saturday  or Sunday or
Federal holiday or legal holiday in the States of California, Colorado, Florida, South Carolina or Texas.

1.1.11......"Closing"  means  the  consummation  of the  purchase  and  sale and related transactions contemplated by this Contract in accordance with the terms and conditions of this Contract.

1.1.12......"Closing  Date"  means  the date on which  date the  Closing  of the conveyance of the Properties is required to be held pursuant to Section 5.1.

1.1.13......"Code" shall have the meaning set forth in Section 2.3.6.

1.1.14......"Consent   Agreement"   shall  have  the   meaning  set  forth  in
Section 14.2.

1.1.15......"Consultants" shall have the meaning set forth in Section 3.1.

1.1.16......"Damage Notice" shall have the meaning set forth in Section 11.1.

1.1.17......"Deeds" shall have the meaning set forth in Section 5.2.1.

1.1.18......"Deposit"  means, to the extent actually deposited by Purchaser with
Escrow Agent, the Initial Deposit and the Additional Deposit.

1.1.19......"Escrow Agent" shall have the meaning set forth in Section 2.2.1.

1.1.20......"Excluded  Permits"  means,  with  respect to each  Property,  those
Permits which, under applicable law, are nontransferable and such other Permits, if any, as may be designated as Excluded Permits on the Seller Information Schedule or during the Feasibility Period.

1.1.21......"Existing Survey" shall have the meaning set forth in Section 4.2.

1.1.22......"Extension Right" shall have the meaning set forth in Section 5.1.

1.1.23......"Feasibility   Period"   shall  have  the  meaning  set  forth  in
Section 3.1.

1.1.24......"FHA" shall have the meaning set forth in Section 13.22.

1.1.25......"Final  Response  Deadline"  shall have the  meaning  set forth in
Section 4.3.

1.1.26......"Fixtures  and Tangible  Personal  Property" means,  with respect to each Property, all fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of tangible personal property located on such Property as of the Effective Date and used or usable in connection with the occupation or operation of all or any part of such Property, but only to the extent transferable. The term "Fixtures and Tangible Personal Property" does not include (a) equipment leased by the applicable Seller and the interest of the applicable Seller in any equipment provided to its Property for use, but not owned or leased by such Seller, or (b) property owned or leased by any Tenant or guest, employee or other person furnishing goods or services to such Property, or (c) property and equipment owned by the applicable Seller, which in the ordinary course of business of such Property is not used exclusively for the business, operation or management of such Property, or (d) the property and equipment, if any, expressly identified in Schedule 1.1.26, listed on the Seller Information Schedule as "Excluded FF&E", or designated by the applicable Seller during the Feasibility Period.

1.1.27......"General   Assignment"   shall  have  the  meaning  set  forth  in
Section 5.2.3.

1.1.28......"Good Funds" shall have the meaning set forth in Section 2.2.1.

1.1.29......"HAP  Approval"  shall  have the  meaning  set  forth in  Section
4.6.1.2.

1.1.30......"HAP  Assumption"  shall  have the  meaning  set forth in Section
4.6.1.1.

1.1.31......"HAP Assumption  Application"  shall have the meaning set forth in
Section 4.6.1.2.

1.1.32......"HAP  Assumption  Fees"  shall  have  the  meaning  set  forth  in
Section 4.6.1.5.

1.1.33......"HAP Contracts" shall have the meaning set forth in Section 4.6.1.

1.1.34......"HAP  Submittal  Deadline"  shall  have the  meaning  set forth in
Section_4.6.1.

1.1.35......"HAP  Required  Funds  Amount"  shall have the  meaning set forth in
Section 4.6.1.6.

1.1.36......"Housing  Authority"  shall have the meaning set forth in Section
4.6.1.

1.1.37......"Housing Authority  Requirements" shall have the meaning set forth in Section 4.6.1.2.

1.1.38......"Improvements"  means all buildings and improvements  located on the
Land corresponding to each Property, taken "as is."

1.1.39......"Independent  Contract  Consideration"  shall have the  meaning  set forth in Section 2.2.3.

1.1.40......"Initial   Deposit"   shall   have  the   meaning   set  forth  in
Section 2.2.1.

1.1.41......"Issuer" shall have the meaning set forth in Section 4.6.2.

1.1.42......"Land" means, with respect to each Property, the corresponding tract of land described on Exhibits A-1 to A-13, and all rights, privileges and appurtenances pertaining thereto.

1.1.43......"LBP   Report"  means,  with  respect  to  a  Property,  the  report identified on the Seller Information Schedule, prepared by the consultant identified therein with respect to lead-based paint.

1.1.44......"Lease(s)" means, with respect to each Property, the interest of the applicable Seller in and to all leases, subleases and other occupancy contracts, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to such Seller's Property and which are in force as of the Closing Date for the applicable Property.

1.1.45......"Leases   Assignment"   shall  have  the   meaning  set  forth  in
Section 5.2.4.

1.1.46......"Lender"  means,  with  respect to each  Property,  those  "Lenders"
identified on the Seller Information Schedule, each of whose servicer, if any, also is identified on the Seller Information Schedule.

1.1.47......"Lender  Fees" means,  with respect to each  Property,  all fees and expenses (including, without limitation, all prepayment penalties and pay-off fees) imposed or charged by each Lender or its counsel in connection with the Loan Payoff, and, to the extent that the Loan Payoff occurs on a date other than as permitted under the applicable Note and Mortgage/Deed of Trust, any amounts of interest charged by the applicable Lender for the period from the Closing Date to the permitted prepayment date. The exact amount of the Lender Fees shall be determined as of the Closing Date.

1.1.48......"Loan" means the indebtedness owing to Lender evidenced by a Note.

1.1.49......"Loan Payoff" shall have the meaning set forth in Section 5.4.7.

1.1.50......"Losses" shall have the meaning set forth in Section 3.4.1.

1.1.51......"LURA" shall have the meaning set forth in Section 4.6.2.

1.1.52......"LURA  Approval"  shall  have the  meaning  set forth in  Section
4.6.2.2.

1.1.53......"LURA  Assignment  Form"  shall  have  the  meaning  set  forth in
Section 5.2.6.

1.1.54......"LURA  Assumption"  shall have the  meaning  set forth in Section
4.6.2.1.

1.1.55......"LURA  Assumption  Applications"  shall have the meaning set forth in Section 4.6.2.2.

1.1.56......"LURA  Assumption  Fees"  shall  have  the  meaning  set  forth in
Section 4.6.2.5.

1.1.57......"LURA  Submittal  Deadline"  shall have the  meaning  set forth in
Section 4.6.2.2.

1.1.58......"LURA  Required  Fund  Amounts"  shall have the meaning set forth in
Section 4.6.2.6.

1.1.59......"Materials" shall have the meaning set forth in Section 3.5.

1.1.60......"Materials  Security  Deposit" shall have the meaning set forth in
Section 2.3.7.

1.1.61......"Miscellaneous   Property  Assets"  means,   with  respect  to  each
Property, all contract rights, leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of a Property and owned by its respective Seller, excluding, however, with respect to each Property (a) receivables, (b) Property Contracts, (c) Leases, (d) Permits, (e) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (f) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date, (g) utility and similar deposits, (h) insurance or other prepaid items, (i) such Seller's proprietary books and records, or (j) any right, title or interest in or to the AIMCO Marks. The term "Miscellaneous Property Assets" also shall include all of the applicable Seller's rights, if any, in and to the "Community Name" identified in the Seller Information Schedule as it relates solely to use in connection with the applicable Property (and not with respect to any other property owned or managed by any Seller, Property Manager, AIMCO, or their respective affiliates).

1.1.62......"Mortgage/Deed  of Trust" means any deeds to secure debts,  deeds of trust and/or mortgages which secure a Note against a Property.

1.1.63......"Note"  means, with respect to each Property, the promissory note(s)
identified in the Seller Information Schedule.

1.1.64......"Objection   Deadline"   shall  have  the  meaning  set  forth  in
Section 4.3.

1.1.65......"Objection   Notice"   shall  have  the   meaning   set  forth  in
Section 4.3.

1.1.66......"Objections" shall have the meaning set forth in Section 4.3.

1.1.67......"Permits"  means,  with respect to each  Property,  all licenses and permits granted by any governmental authority having jurisdiction over such Property and required in order to own and operate such Property.

1.1.68......"Permitted  Exceptions"  shall have the meaning set forth in Section
4.4.

1.1.69......"Prohibited  Person"  means  any of the  following:  (a) a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order No. 13224 on Terrorist Financing (effective September 24,
2001) (the "Executive Order"); (b) a person or entity owned or controlled by, or acting for or on behalf of any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (c) a person or entity that is named as a "specially designated national" or "blocked person" on the most current list published by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC") at its official website, http://www.treas.gov/offices/enforcement/ofac; (d) a person or entity that is otherwise the target of any economic sanctions program currently administered by OFAC; or (e) a person or entity that is affiliated with any person or entity identified in clause (a), (b), (c) and/or (d) above.

1.1.70......"Property" means (a) the Land and Improvements and all rights of the applicable Seller, if any, in and to all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to such Land and Improvements, (b) the right, if any and only to the extent transferable, of such Seller in the Property Contracts, Leases, Permits (other than Excluded Permits), and the Fixtures and Tangible Personal Property related to such Land and Improvements, and (c) the Miscellaneous Property Assets owned by Seller which are located on such Land and Improvements and used in its operation.

1.1.71......"Properties"  means,  collectively,  each  Property  to be  conveyed hereunder.

1.1.72......"Property  Contracts"  means,  with  respect to each  Property,  all contracts, agreements, equipment leases, purchase orders, maintenance, service, or utility contracts and similar contracts, excluding Leases, which relate to the ownership, maintenance, construction or repair and/or operation of such Property, but only to the extent assignable by their terms or applicable law (including any contracts that are assignable with the consent of the applicable vendor), and not including (a) any national contracts entered into by the applicable Seller, Property Manager, or AIMCO with respect to the applicable Property (i) which terminate automatically upon transfer of such Property by such Seller, or (ii) which such Seller, in Seller's sole discretion, elects to terminate with respect to such Property effective as of the Closing Date, or (b) any property management contract for such Property. Property Contracts shall not include forward or similar long-term contracts to purchase electricity, natural gas, or other utilities, which contracts shall be "Utility Contracts" governed by the provisions of Section 5.4.12.

1.1.73......"Property  Contracts  Notice"  shall have the  meaning  set forth in
Section 3.6.

1.1.74......"Property  Manager"  means  the  current  property  manager  of each
Property.

1.1.75......"Property Taxes" shall have the meaning set forth in Section 5.4.4.

1.1.76......"Proration   Schedule"   shall  have  the  meaning  set  forth  in
Section 5.4.1.

1.1.77......"Purchase Price" shall have the meaning set forth in Section 2.2.

1.1.78......"Records  Disposal  Notice"  shall have the  meaning  set forth in
Section 5.4.13.

1.1.79......"Records  Hold  Period"  shall  have  the  meaning  set  forth  in
Section 5.4.13.

1.1.80......"Regional  Property  Manager" means,  with respect to each Property, the individual identified in the Seller Information Schedule.

1.1.81......"Reinstatement  Notice"  shall have the meaning set forth in Section
8.1.

1.1.82......"Remediation" shall have the meaning set forth in Section  14.2.

1.1.83......"Rent Roll" shall have the meaning set forth in Section 3.5.3.

1.1.84......"Required  Assignment Consent" shall have the meaning set forth in
Section  3.6.

1.1.85......"Response   Deadline"   shall  have  the   meaning  set  forth  in
Section 4.3.

1.1.86......"Response Notice" shall have the meaning set forth in Section 4.3.

1.1.87......"Sellers' Broker" shall have the meaning set forth in Section 9.1.

1.1.88......"Seller's  Indemnified  Parties"  shall have the meaning set forth in Section  3.4.1.

1.1.89......"Seller Information  Schedule" shall have the meaning set forth in the introductory paragraph.

1.1.90......"Seller's Property-Related Files and Records" shall have the meaning set forth in Section 5.4.13.

1.1.91......"Seller's  Representations"  shall have the  meaning  set forth in
Section 6.1.

1.1.92......"Seller's Representative" means AIMCO.

1.1.93......"Seller  Third-Party  Reports"  means any reports,  studies or other information with respect to a Property prepared or compiled for a Seller by any Consultant or other third-party not in the employ of Seller.

1.1.94......"Separate  Closing  Conditions"  shall have the meaning set forth in
Section 4.6.3.

1.1.95......"Survey" shall have the meaning ascribed thereto in Section 4.2.

1.1.96......"Survival Period" shall have the meaning set forth in Section 6.3.

1.1.97......"Survival Provisions" shall have the meaning set forth in Section
13.28.

1.1.98......"Tax  Year"  means each  12-month  period  for which the  applicable taxing authority assesses Property Taxes, which may or may not be a calendar year.

1.1.99......"Tenant"  means any person or entity  entitled to occupy any portion of the applicable Property under a Lease.

1.1.100....."Tenant  Deposits" means,  with respect to a Property,  all security deposits, prepaid rentals, cleaning fees and other refundable deposits and fees collected from Tenants, plus any interest accrued thereon, paid by Tenants to the applicable Seller pursuant to its Leases. Tenant Deposits shall not include any non-refundable deposits or fees paid by Tenants to the applicable Seller, either pursuant to the Leases or otherwise.

1.1.101....."Tenant  Security  Deposit Balance" shall have the meaning set forth in Section 5.4.6.2.

1.1.102....."Terminated  Contracts"  shall have the meaning set forth in Section
3.6.

1.1.103....."Termination  Notice"  shall have the  meaning  set forth in Section
8.1.

1.1.104....."Testing" shall have the meaning set forth in Section 14.2.

1.1.105....."Third-Party   Reports"   means  any   reports,   studies  or  other
information prepared or compiled for Purchaser by any Consultant or other third-party in connection with Purchaser's investigation of a Property.
1.1.106....."Title  Commitment"  shall  have the  meaning  ascribed  thereto  in
Section 4.1.

1.1.107....."Title Documents" shall have the meaning set forth in Section 4.1.

1.1.108....."Title Insurer" shall have the meaning set forth in Section 2.2.1.

1.1.109....."Title Policy" shall have the meaning set forth in Section  4.1.

1.1.110....."Transaction   Broker"   shall  have  the  meaning  set  forth  in
Section 9.1.

1.1.111....."Trustee" shall have the meaning set forth in Section 4.6.2.

1.1.112....."Uncollected  Rents"  shall have the meaning set forth in Section
5.4.6.1.

1.1.113....."Utility  Contract " shall have the  meaning set forth in Section
5.4.12.

1.1.114....."Vendor   Terminations"  shall  have  the  meaning  set  forth  in
Section 5.2.5.



                                   ARTICLE II
                 PURCHASE AND SALE, PURCHASE PRICE & DEPOSIT



2.1 Purchase and Sale. Each Seller agrees to sell and convey its Property listed on the Seller Information Schedule to Purchaser and Purchaser agrees to purchase such Property from each Seller, all in accordance with the terms and conditions set forth in this Contract.



2.2 Purchase Price and Deposit. The Base Purchase Price for each Property is set forth in the Seller Information Schedule, and shall be reduced by the Lender Fees applicable to such Property in accordance with a statement from the applicable Lender (for each such Property that Property's "Purchase Price"). The Purchase Price for each Property shall be paid as follows:



2.2.1 On the Effective Date, Purchaser shall deliver to Stewart Title Guaranty Company, c/o Wendy Howell, National Commercial Closing Specialist, 1980 Post Oak Boulevard, Suite 610, Houston, Texas 77056, 800-729-1906 ("Escrow Agent" or "Title Insurer"), with accompanying investment instructions to Escrow Agent pursuant to Section 2.3.1, an initial aggregate deposit for all of the Properties (the "Initial Deposit") of $600,000.00 by wire transfer of immediately available funds ("Good Funds"). The Initial Deposit shall be held and disbursed in accordance with the escrow provisions set forth in Section 2.3 and the other applicable provisions of this Contract. The Initial Deposit shall be allocated among the Sellers of the Properties pursuant to the Applicable Share attributable to each of their respective Properties. Except only as specifically and expressly otherwise set forth in this Contract, the Initial Deposit (i) is non-refundable to Purchaser and (ii) shall be delivered to Sellers upon the expiration or termination of this Contract.



2.2.2 On the day that the Feasibility Period expires, Purchaser shall deliver to Escrow Agent an additional aggregate deposit (the "Additional Deposit") of $900,000.00 by wire by transfer of Good Funds. The Additional Deposit shall be held and disbursed in accordance with the escrow provisions set forth in Section
2.3 and the other applicable provisions of this Contract. The Additional Deposit shall be allocated among the Sellers of the Properties pursuant to the Applicable Share attributable to each of their respective Properties.



2.2.3 Sellers and Purchaser agree that the amount of $100.00 (the "Independent Contract Consideration") has been paid by Purchaser to Seller concurrently with the deposit into escrow of the Deposit, as consideration for Sellers' execution and delivery of this Contract and for Purchaser's rights of review, inspection and termination provided in Article III hereof. The Independent Contract Consideration is independent of any other consideration or payment provided for in this Contract and, notwithstanding anything to the contrary herein, is non-refundable in all events whatsoever.



2.2.4 The balance of the Purchase Price for each Property shall be paid to and received by Escrow Agent by wire transfer of Good Funds no later than 11:00 a.m. (in the time zone in which Escrow Agent is located) on the Closing Date (or, if required by any Seller's lender, the Business Day before the Closing Date).



2.3   Escrow Provisions Regarding Deposit.



2.3.1 Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms of this Contract. Escrow Agent shall invest the Deposit in such short-term, high-grade securities, interest-bearing bank accounts, money market funds or accounts, bank certificates of deposit or bank repurchase contracts as Escrow Agent, in its discretion, deems suitable, subject to Purchaser's written consent or ratification, and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit pursuant to this Contract.



2.3.2 Escrow Agent shall hold the Deposit until the earlier occurrence of (i) the Closing Date, at which time the Deposit shall be applied against the Purchase Price for each Property, or (ii) the date on which Escrow Agent shall be authorized to disburse the Deposit (or any portion of it) pursuant to the terms of this Contract, including as set forth in Section 2.3.3. The tax identification numbers of the parties shall be furnished to Escrow Agent upon request.



2.3.3 If the Deposit has not been released earlier in accordance with Section 2.3.2, and Purchaser or Seller's Representative makes a written demand upon Escrow Agent for payment of any portion of the Deposit, Escrow Agent shall give written notice to the other parties of such demand. If Escrow Agent does not receive a written objection from another party to the proposed payment within 5 Business Days after the giving of such notice, Escrow Agent is hereby authorized to make such payment. If Escrow Agent does receive such written objection within such 5-Business Day period, Escrow Agent shall continue to hold such amount until otherwise directed by written instructions from the parties to this Contract or a final judgment or arbitrator's decision. However, in the event of a disagreement among the parties as to the proper disposition of any portion of the Deposit, Escrow Agent shall have the right at any time to deposit the portion of the Deposit in issue, and interest thereon, if any, with a court of competent jurisdiction in the state or commonwealth in which a Property is located. Escrow Agent shall give written notice of such deposit to Seller's Representative and Purchaser. Upon such deposit, Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder (other than those that accrued prior to such deposit). Sellers hereby appoint Seller's Representative to give and receive notices to Escrow Agent regarding the Deposit.



2.3.4 The parties acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of any of the parties for any act or omission on its part unless taken or suffered in bad faith in willful disregard of this Contract or involving gross negligence. Sellers and Purchaser jointly and severally shall indemnify and hold Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorneys' fees, incurred in connection with the performance of Escrow Agent's duties hereunder, except with respect to actions or omissions taken or suffered by Escrow Agent in bad faith, in willful disregard of this Contract or involving gross negligence on the part of the Escrow Agent.



2.3.5 The parties shall deliver to Escrow Agent an executed copy of this Contract, which shall constitute the sole instructions to Escrow Agent. Escrow Agent shall execute the signature page for Escrow Agent attached hereto with respect to the provisions of this Section 2.3; provided, however, that (a) Escrow Agent's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Sellers, and the same shall become fully effective upon execution by Purchaser and Sellers, and (b) the signature of Escrow Agent will not be necessary to amend any provision of this Contract other than this Section 2.3.



2.3.6 Escrow Agent, as the person responsible for closing the transaction within the meaning of Section 6045(e)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), shall file all necessary information, reports, returns, and statements regarding the transaction required by the Code including, but not limited to, the tax reports required pursuant to Section 6045 of the Code. Further, Escrow Agent agrees to indemnify and hold Purchaser, Sellers, and their respective attorneys and brokers harmless from and against any Losses resulting from Escrow Agent's failure to file the reports Escrow Agent is required to file pursuant to this section.



2.3.7 If Purchaser becomes entitled, under any provision of this Agreement, to a return of all, or any portion, of the Deposit, Escrow Agent is hereby instructed to withhold from the amount of the Deposit to be returned to Purchaser the sum of $50,000.00 (the "Materials Security Deposit") and to withhold such amount from Purchaser until such time as Purchaser has fully complied with its obligations under Section 3.5.2 to deliver to the applicable Seller all Third-Party Reports and also all information and Materials provided to Purchaser by such Seller pursuant to this Contract. The satisfaction of Purchaser's obligations under Section 3.5.2 shall be evidenced by a written instruction to Escrow Agent signed by the applicable Seller upon request by Purchaser made at any time after the performance of Purchaser's obligations, which signature shall not unreasonably be withheld, conditioned or delayed.



2.3.8 The provisions of Subsections 2.3.3, 2.3.4, 2.3.6 and 2.3.7 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deeds to Purchaser.



                                  ARTICLE III
                               FEASIBILITY PERIOD



3.1 Feasibility Period. Subject to the terms of Sections 3.3 and 3.4 and the right of Tenants under the Leases, from the Effective Date to and including December 20, 2005 (the "Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees (collectively, "Consultants") shall have the right, from time to time and at Purchaser's sole cost and expense, to enter onto the Properties:



3.1.1 To conduct and make any and all customary studies, tests, examinations, inquiries, and inspections, or investigations (collectively, the "Inspections") of or concerning the Properties (including, without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys);



3.1.2 To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Properties;



3.1.3 To  ascertain  and  confirm  the   suitability  of  the  Properties  for
Purchaser's intended use of the Properties; and



3.1.4 To review the Materials.



3.2 Expiration of Feasibility Period. If the results of any of the matters referred to in Section 3.1 appear unsatisfactory to Purchaser for any reason or if Purchaser elects not to proceed with the transaction contemplated by this Contract for any other reason, or for no reason whatsoever, in Purchaser's sole and absolute discretion, then Purchaser shall have the right to terminate this Contract in its entirety with respect to all Properties (but not in part with respect to less than all Properties) by giving written notice to that effect to Seller's Representative and Escrow Agent on or before 5:00 p.m. (in the time zone in which the Escrow Agent is located) on the date of expiration of the Feasibility Period. If Purchaser exercises such right to terminate, this Contract shall terminate and be of no further force and effect subject to and except for the Survival Provisions, and Escrow Agent shall forthwith deliver to each Seller its Applicable Share of the Initial Deposit. If Purchaser fails to provide Seller's Representative with written notice of termination prior to the expiration of the Feasibility Period in strict accordance with the notice provisions of this Contract, Purchaser's right to terminate under this Section
3.2 shall be permanently waived and this Contract shall remain in full force and effect, the Deposit (including both the Initial Deposit and, when delivered in accordance with Section 2.2.2, the Additional Deposit) shall be non-refundable, and Purchaser's obligation to purchase the Properties as set forth in this Contract shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in Section 8.1.



3.3 Conduct of Investigation. Purchaser shall not permit any mechanic's or materialmen's liens or any other liens to attach to any Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any Inspections conducted by or for Purchaser. Purchaser shall give written notice to the applicable Seller not less than 24 hours prior to entry onto its Property and shall permit such Seller to have a representative present during all Inspections conducted at its Property. All information made available by any of the Sellers to Purchaser in accordance with this Contract or obtained by Purchaser in the course of its Inspections shall be treated as confidential information by Purchaser, and, prior to the purchase of the Properties by Purchaser, Purchaser shall use its best efforts to prevent its Consultants from divulging such information to any unrelated third parties except as reasonably necessary to permit third parties engaged by Purchaser to analyze and investigate such information for the purpose of consummating the transaction contemplated by this Contract. The provisions of this Section 3.3 shall survive the termination of this Contract, and if not so terminated shall survive (except for the confidentiality provisions of this Section 3.3) the Closing and delivery of the Deeds to Purchaser.



3.4   Purchaser Indemnification.



3.4.1 Purchaser shall indemnify, hold harmless and, if requested by a Seller (in such Seller's sole discretion), defend (with counsel approved by such Seller) such Seller, together with such Seller's affiliates, parent and subsidiary entities, successors, assigns, partners, managers, members, employees, officers, directors, trustees, shareholders, counsel, representatives, agents, Property Manager, Regional Property Manager, and AIMCO (collectively, including such Seller, "Seller's Indemnified Parties"), from and against any and all damages, mechanics' liens, liabilities, penalties, interest, losses, demands, actions, causes of action, claims, costs and expenses (including reasonable attorneys' fees, including the cost of in-house counsel and appeals) (collectively, "Losses") arising from or related to Purchaser's or its Consultant's entry onto such Seller's Property, and any Inspections or other matters performed by Purchaser with respect to such Property during the Feasibility Period or otherwise.



3.4.2 Notwithstanding anything in this Contract to the contrary, Purchaser shall not be permitted to perform any invasive tests on a Property without the prior written consent of Seller's Representative, which consent may be withheld in Seller's Representative's sole discretion. Further, Seller's Representative shall have the right, without limitation, to disapprove any and all entries, surveys, tests (including, without limitation, a Phase II environmental study of its Property), investigations and other matters that in such Seller's Representative's reasonable judgment could result in any injury to its Property or breach of any contract, or expose the applicable Seller to any Losses or violation of applicable law, or otherwise adversely affect such Property or such Seller's interest therein; provided, however, each Seller hereby expressly consents to Purchaser's performance of a Phase I environmental study of the applicable Property (to be conducted by an environmental engineer reasonably acceptable to Seller's Representative) and an ACM (asbestos containing material) study (to be conducted by an environmental engineer reasonably acceptable to Seller's Representative) in connection therewith, but only to the extent customarily performed in connection with a Phase I environmental study; and, provided, further, however, if the Phase I for any Property concludes that a Phase II is recommended, but the applicable Seller refuses permission for such Phase II (in such Seller's sole and absolute discretion), Purchaser may terminate this Agreement pursuant to Section 3.2 prior to the expiration of the Feasibility Period. Purchaser shall use best efforts to minimize disruption to Tenants in connection with Purchaser's or its Consultants' activities pursuant to this Section. No consent by Seller's Representative to any such activity shall be deemed to constitute a waiver by the applicable Seller or assumption of liability or risk by such Seller. Purchaser hereby agrees to restore, at Purchaser's sole cost and expense, each Property substantially to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this Article 3. Purchaser shall maintain and cause its third party consultants to maintain (a) casualty insurance and comprehensive public liability insurance with coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $1,000,000.00 with respect to property damage, by water or otherwise, and (b) worker's compensation insurance for all of their respective employees in accordance with the law of the state(s) or commonwealth(s) in which the Properties are located. Purchaser shall deliver proof of the insurance coverage required pursuant to this Section 3.4.2 to Sellers (in the form of a certificate of insurance) prior to Purchaser's or Purchaser's Consultants' entry onto any of the Properties.



3.4.3 The provisions of this Section 3.4 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deeds to Purchaser.



3.5   Property Materials.



3.5.1 Within 10 days after the Effective Date, and to the extent the same exist and are in a Seller's possession or reasonable control (subject to Section 3.5.2), each Seller agrees to make the documents set forth on Schedule 3.5 (the "Materials") relating to its Property available at its Property for review and copying by Purchaser at Purchaser's sole cost and expense. In the alternative, at a Seller's option and within the foregoing 10-day period, such Seller may deliver some or all of its Materials to Purchaser, or make the same available to Purchaser on a secure web site (Purchaser agrees that any item to be delivered by a Seller under this Contract shall be deemed delivered to the extent available to Purchaser on such secured web site). To the extent that Purchaser determines that any of the Materials have not been made available or delivered to Purchaser pursuant to this Section 3.5.1, Purchaser shall notify the applicable Seller and such Seller shall use commercially reasonable efforts to deliver the same to Purchaser within 5 Business Days after such notification is received by such Seller; provided, however, that under no circumstances will the Feasibility Period be extended and Purchaser's sole remedy will be to terminate this Contract pursuant to Section 3.2.



3.5.2 IN PROVIDING SUCH INFORMATION AND MATERIALS TO PURCHASER, OTHER THAN SELLER'S REPRESENTATIONS, EACH SELLER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS, WRITTEN, ORAL, STATUTORY, OR IMPLIED, AND ALL SUCH REPRESENTATIONS AND WARRANTIES ARE HEREBY EXPRESSLY EXCLUDED AND DISCLAIMED. Any information and Materials provided by any of the Sellers to Purchaser under the terms of this Contract is for informational purposes only and, together with all Third-Party Reports, shall be returned by Purchaser to all applicable Sellers as a condition to return of the Materials Security Deposit to Purchaser (if Purchaser is otherwise entitled to such Materials Security Deposit pursuant to the terms of this Contract) if this Contract is terminated for any reason. Purchaser shall not in any way be entitled to rely upon the accuracy of such information and Materials. Purchaser recognizes and agrees that the Materials and other documents and information delivered or made available by Sellers pursuant to this Contract may not be complete or constitute all of such documents which are in a Seller's possession or control, but are those that are readily available to such Seller after reasonable inquiry to ascertain their availability. Purchaser understands that, although each Seller will use commercially reasonable efforts to locate and make available the Materials and other documents required to be delivered or made available by it pursuant to this Contract, and other than Seller's Representations, Purchaser will not rely on such Materials or other documents as being a complete and accurate source of information with respect to such Seller's Property, and will instead in all instances rely exclusively on its own Inspections and Consultants with respect to all matters which it deems relevant to its decision to acquire, own and operate the Properties.



3.5.3 In addition to the items set forth on Schedule 3.5, no later than 15 days after the Effective Date, the applicable Seller shall deliver to Purchaser (or otherwise make available to Purchaser as provided under Section 3.5.1) a rent roll for its Property listing the move-in date, monthly base rent payable, lease expiration date and unapplied security deposit for each Lease (the "Rent Roll"). The Rent Roll shall be part of the Materials for all purposes under this Contract and Sellers make no representations or warranties regarding the Rent Roll other than the express representation set forth in Section 6.1.9. The applicable Seller shall update the Rent Roll in accordance with Section 5.2.11.



3.5.4 The provisions of this Section 3.5 shall survive the Closing and delivery of the Deeds to Purchaser.



3.6 Property Contracts. On or before the expiration of the Feasibility Period, Purchaser may deliver written notice to each Seller (a "Property Contracts Notice") specifying any Property Contracts of such Seller which Purchaser desires to terminate at the Closing (the "Terminated Contracts"); provided that
(a) the effective date of such termination after Closing shall be subject to the express terms of such Terminated Contracts (and, to the extent that the effective date of termination of any Terminated Contract is after the Closing Date, Purchaser shall be deemed to have assumed all of the applicable Seller's obligations under such Terminated Contract as of the Closing Date), (b) if any such Property Contract cannot by its terms be terminated, it shall be assumed by Purchaser and not be a Terminated Contract, and (c) to the extent that any such Terminated Contract requires payment of a penalty or premium for cancellation, Purchaser shall be solely responsible for the payment of any such cancellation fees or penalties. If Purchaser fails to deliver a Property Contracts Notice to a Seller on or before the expiration of the Feasibility Period, there shall be no Terminated Contracts with respect to such Seller (or its Property) and Purchaser shall assume all Property Contracts of such Seller at the Closing. To the extent that any Property Contract to be assumed by Purchaser (including any Property Contracts that, because of advance notice requirements, will be temporarily assumed by Purchaser pending the effective date of termination after the Closing Date) is assignable but requires the applicable vendor to consent to the assignment or assumption of the Property Contract by the applicable Seller to Purchaser, then, prior to the Closing, Purchaser shall be responsible for obtaining from each applicable vendor a consent (each a "Required Assignment Consent") to the assignment of the Property Contract to Purchaser (and the assumption by Purchaser of all obligations under such Property Contract). Purchaser shall indemnify, hold harmless and, if requested by the applicable Seller (in such Seller's sole discretion), defend (with counsel approved by such Seller) such Seller's Indemnified Parties from and against any and all Losses arising from or related to Purchaser's failure to obtain any Required Assignment Consent.



                                   ARTICLE IV
                                      TITLE



4.1 Title Documents. Within 5 calendar days after the Effective Date, each Seller shall cause to be delivered to Purchaser a standard form commitment for title insurance ("Title Commitment") for such Seller's Property in an amount equal to the Property's Base Purchase Price from Title Insurer for an owner's title insurance policy (the "Title Policy") on the most recent standard American Land Title Association form or, in the case of a Property located in Texas, on the most recent standard form promulgated by the Texas State Department of Insurance, together with copies of all instruments identified as exceptions therein (together with the Title Commitment, referred to herein as the "Title Documents"). Each Seller of a Property located in Florida or Texas (but not in South Carolina) shall be responsible for payment of the basic premium for the Title Policy for its Property located in such states. Purchaser shall be solely responsible for payment of all other costs relating to procurement of a Title Commitment, Title Policy, and any requested endorsements or amendments with respect to each of the Properties, including the entire cost in the state of South Carolina.



4.2 Survey. Within 5 calendar days after the Effective Date, each Seller shall deliver to Purchaser surveys of such Property (in each case, the "Survey" and collectively, the "Surveys") which to such Seller's knowledge is in such Seller's possession or reasonable control (subject to Section 3.5.2). Purchaser acknowledges and agrees that delivery of the Surveys is subject to Section
3.5.2. The applicable Seller and Purchaser shall split equally the cost and expense of the preparation of the Survey whether the transactions contemplated hereby close or this Agreement is terminated. The provisions of this Section 4.2 shall survive Closing or the termination of this Agreement.



4.3   Objection and Response Process.

(a) On or before December 8, 2005 (the "Objection Deadline"), Purchaser shall, with respect to each Property, give written notice (the "Objection Notice") to the attorneys for Sellers of any matter set forth in any Title Documents or Survey to which Purchaser objects (the "Objections"). If Purchaser fails to tender an Objection Notice with respect to a Property on or before its applicable Objection Deadline, Purchaser shall be deemed to have approved and irrevocably waived any objections to any matters covered by the Title Documents and the Survey for such Property. On or before December 19, 2005 (the "Response Deadline"), the Seller who has received such Objection Notice may, in such Seller's sole discretion, give Purchaser notice (the "Response Notice") of those Objections which such Seller is willing to cure, if any. Sellers shall be entitled to reasonable adjournments of the Closing Date (but not in excess of 30-days in total) for the purpose of curing such Objections. If a Seller fails to deliver a Response Notice for a Property by such Property's Response Deadline, such Seller shall be deemed to have elected not to cure or otherwise resolve any matter set forth in the Objection Notice for such Property. If Purchaser is dissatisfied with any Response Notice, Purchaser may, as its exclusive remedy, elect by written notice given to Seller's Representative on or before the expiration of the Feasibility Period (the "Final Response Deadline") either (i) to accept the Title Documents and Survey with resolution, if any, of the Objections as set forth in the Response Notice (or if no Response Notice is tendered, without any resolution of the Objections) and without any reduction or abatement of the Purchase Price, or (ii) to terminate this Contract in its entirety regarding all Properties (but not less than all Properties), in which event the Escrow Agent shall deliver to each Seller its Applicable Share of the Initial Deposit. If Purchaser fails to give notice to terminate this Contract on or before the Final Response Deadline, Purchaser shall be deemed to have elected to approve and irrevocably waived any objections to any matters covered by the Title Documents or the Survey applicable to each Property, subject only to resolution, if any, of the Objections as set forth in the Response Notice for such Property (or if no Response Notice is tendered, without any resolution of the Objections).



(b) If any Title Commitment for any Property is re-issued on or after the expiration of the Feasibility Period and discloses any additional title matters not shown on the original Title Commitment that are material and adverse to the ownership or operation of such Property, then Purchaser shall have the lesser of 5 days after the receipt of such updated Title Commitment or the Closing Date to object to such title matters (if Purchaser does not object within such period, the new matters shall be deemed "Permitted Exceptions" hereunder). The applicable Seller then shall have 5 days after the receipt of such objections to provide a Response Notice (if at all) as set forth in Section 4.3(a) (Seller's failure to provide a Response Notice shall be deemed a refusal to cure). If such Seller has refused (or is deemed to have refused) to cure such title matters (which cure may include, if selected by such Seller in such Seller's sole discretion, by title endorsement), then Purchaser shall have the rights set forth in the second to last sentence of Section 4.3(a), which rights of termination shall be exercised (if at all) within 5 days after receipt of Seller's Response Notice for such new title objections (or the Closing Date, if earlier). (The updated Title Commitment shall be part of the Title Documents for all purposes under this Contract.)



4.4 Permitted Exceptions. The Deed for each Property delivered pursuant to this Contract shall be subject to the following, all of which shall be deemed "Permitted Exceptions":



4.4.1 All matters shown in the Title Documents and the Survey for such Property, other than (a) those Objections, if any, which the applicable Seller has agreed to cure pursuant to the Response Notice under Section 4.3, (b) the standard exception regarding the rights of parties in possession, and (c) the standard exception pertaining to taxes which shall be limited to taxes and assessments payable in the year in which the Closing occurs and subsequent taxes and assessments;



4.4.2 All Leases for such Property;



4.4.3 any Assumed Encumbrance;



4.4.4 Applicable zoning and governmental regulations and ordinances;



4.4.5 Any defects in or objections to title to such Property, or title exceptions or encumbrances, arising by, through or under Purchaser; and



4.5 Existing Mortgage/Deed of Trust. It is understood and agreed that, whether or not Purchaser gives an Objection Notice with respect thereto for a Property, any deeds of trust and/or mortgages which secure a Note (collectively, a "Mortgage/Deed of Trust") shall not be deemed Permitted Exceptions for such Property, whether Purchaser gives further written notice of such or not, and shall, pursuant to Section 5.4.7, be paid off, satisfied, discharged and/or cured from proceeds of the Purchase Price at Closing, provided that the Lender's Fees due in connection with such Loan Payoff shall be paid by Purchaser. It is further understood and agreed that, provided that Purchaser provides prompt notice to Seller, any tax lien for delinquent property taxes, mechanic's liens for work authorized by the applicable Seller and judgment liens against the applicable Seller shall not be deemed a Permitted Exception, and shall be paid off, satisfied, discharged and/or cured by the applicable Seller at or before Closing.



4.6   Assumed Encumbrances.



4.6.1 Purchaser recognizes and agrees that the West Winds, Braesview, Eagle's Nest and La Jolla Properties are the subject of one or more HAP contracts (collectively, the "HAP Contracts") which regulate Section 8 payments to such Property under existing vouchers administered by the applicable local housing authority (the "Housing Authority"). The HAP Contracts shall be deemed an
Assumed Encumbrance for all purposes hereunder. Within 10 days after the Effective Date, each of the West Winds, Braesview, Eagle's Nest and La Jolla Sellers agrees that it will make available to Purchaser (in the same manner in which such Sellers are permitted to make the Materials available to Purchaser under Section 3.5.1) copies of the HAP Contracts which are in such Seller's possession or reasonable control (subject to Section 3.5.2). Each of the West Winds, Braesview, Eagle's Nest and La Jolla Sellers shall reasonably cooperate (at no material cost to such Seller) with Purchaser in Purchaser's request to the applicable Housing Authority for copies of the HAP Contracts then in effect.



4.6.1.1.....With  respect to the HAP  Contracts  for the West Winds,  Braesview,
Eagle's Nest and La Jolla Properties, at the Closing, Purchaser either (a) shall assume all obligations under the HAP Contracts and accept title to the applicable Property subject to the same, or (b) the existing HAP Contracts shall be terminated, and Purchaser shall enter into replacement HAP contracts which are acceptable to the applicable Housing Authority (with respect to West Winds, the foregoing (a) and (b) collectively referred to herein as the "HAP Assumption"). The provisions of this Section 4.6.1.1 shall survive the Closing.



4.6.1.2.....With   respect   to  the  West  Winds  HAP   Assumption,   Purchaser
acknowledges that the HAP Contracts require the satisfaction by Purchaser of certain requirements as set forth therein to allow for the HAP Assumption. Accordingly, no later than 30 days after the Effective Date (the "HAP Submittal Deadline"), Purchaser, at its sole cost and expense, shall meet with the applicable Housing Authority and, pursuant to the HAP Contracts and form HUD-542641, shall submit all applications, certifications, documents, information, materials and fees (collectively, the "HAP Assumption Application") required by such Housing Authority in order for such Housing Authority to review and approve Purchaser's request that the Housing Authority approve the HAP Assumption (the "HAP Approval"). In addition to the foregoing, Purchaser recognizes and agrees that such Housing Authority may require Purchaser to complete and return each of the following (together with such other requirements as such Housing Authority may from time to time impose, the "Housing Authority Requirements"): (i) Transfer Agreement, (ii) Proof of Property Ownership Form,
(iii) Form W9, (iv) direct deposit forms, (v) Columbia Housing Authority Landlord Certification, and (vi) other information of Purchaser. Purchaser agrees, at Purchaser's sole cost and expense, to submit the Housing Authority Requirements to the such Housing Authority at such times and in such form as such Housing Authority requires, together with any fee required by such Housing Authority in connection therewith. All such Housing Authority Requirements shall be submitted by Purchaser within such time frames as are necessary in order for the Closing to proceed on the scheduled Closing Date. The provisions of this
Section 4.6.1.2 shall survive Closing.



4.6.1.3.....Purchaser  agrees to provide Seller's  Representative with a copy of the West Winds HAP Assumption Application no later than 2 Business Days prior to the HAP Submittal Deadline and shall provide evidence of its submission to the Housing Authority on or before the HAP Submittal Deadline. Purchaser acknowledges and agrees that Purchaser is solely responsible for the preparation and submittal of the HAP Assumption Application, including the collection of all materials, documents, certificates, financials, signatures, and other items required to be submitted to the Housing Authority in connection therewith.



4.6.1.4.....Purchaser  shall comply with the Housing  Authority's  guidelines in connection with the West Winds HAP Assumption. Purchaser shall be responsible, at its sole cost and expense, for correcting and re-submitting any deficiencies noted by the Housing Authority in connection with a HAP Assumption Application no later than 3 Business Days after notification from the Housing Authority of such deficiency. Purchaser also shall provide Seller's Representative with a copy of any correspondence from the Housing Authority with respect to the HAP Assumption Application no later than 3 Business Days after receipt of such correspondence from the Housing Authority.

4.6.1.5.....Purchaser  shall  pay all  fees  and  expenses  (including,  without limitation, all charges, transfer fees, assumption fees (including documentary stamp and non-recurring intangible taxes), title fees, endorsement fees, and other fees) imposed or charged by the Housing Authority or its counsel (such fees and expenses collectively being referred to as the "HAP Assumption Fees"), in connection with the West Winds HAP Assumption Application and the HAP Assumption. The provisions of this Section 4.6.1.5 shall survive the termination of this Contract and the Closing.



4.6.1.6.....In  connection with the West Winds HAP Assumption,  Purchaser agrees that Purchaser shall be responsible for (a) replacing (and increasing to the extent required by the Housing Authority) all reserves, impounds and other accounts required to be maintained in connection with the HAP Contracts, and (b) funding any additional reserves, impounds, escrows or accounts required by the Housing Authority to be maintained by Purchaser in connection with the HAP Contracts after the HAP Assumption (the foregoing amounts in (a) and (b) collectively referred to herein as the "HAP Required Fund Amounts"). Any existing reserves, impounds, escrows and other accounts required to be replaced by Purchaser pursuant to the foregoing sentence shall be released in Good Funds to the applicable Seller at the Closing. The provisions of this Section 4.6.1.6 shall survive the Closing.



4.6.1.7.....Purchaser  agrees to deliver  to the  Housing  Authority  such other information or documentation as the Housing Authority reasonably may request, including, without limitation, financial statements, income tax returns and other financial information for Purchaser and any required guarantor. The West Wind Seller agrees that it will cooperate with Purchaser and the Housing Authority, at no material cost or expense to such Seller, in connection with Purchaser's application to the Housing Authority for approval of the HAP Assumption.



4.6.1.8.....Further, with respect to the West Winds, Braesview, Eagle's Nest and
La Jolla Properties, Purchaser shall make such filings, pay such fees and costs, and pay such reserves, impounds, escrows and other amounts post-Closing as required by each Housing Authority with respect to the HAP Contracts (which may include, but not be limited to, a change in ownership form, name of the new owner, name of the property manager, evidence that title to the property has transferred and an IRS form W-9). The provisions of this Section 4.6.1.8 shall survive Closing.



4.6.2 Purchaser recognizes and agrees that (i) the Braesview Property is subject to an Amended and Restated Regulatory Agreement and Declaration of Restrictive Covenants, dated December 1, 1996, among the Braesview Seller, San Antonio Housing Financing Corporation ("Issuer"), and American National Bank and Trust Company of Chicago ("Trustee"), (ii) the Eagle's Nest Property is subject to an Amended and Restated Regulatory Agreement and Declaration of Restrictive Covenants, dated December 1, 1996, among the Eagle's Nest Seller, Issuer and Trustee, and (iii) the La Jolla Property is subject to an Amended and Restated Regulatory Agreement and Declaration of Restrictive Covenants, dated December 1, 1996, among the Eagle's Nest Seller, Issuer and Trustee (individually each of the foregoing documents being a "LURA" and collectively the "LURAs"). Each LURA shall be deemed an Assumed Encumbrance for all purposes hereunder.



4.6.2.1.....With  respect to the LURAs,  at the Closing,  Purchaser shall assume all obligations under the LURAs and accept title to the applicable Properties subject to the same (individually a "LURA Assumption" and collectively the "LURA Assumptions").



4.6.2.2.....No  later than 15 days after the Effective Date (the "LURA Submittal
Deadline"),   Purchaser,  at  its  sole  cost  and  expense,  shall  submit  all applications, documents, information, materials and fees to the Issuer and Trustee (collectively, the "LURA Assumption Applications") required by the Issuer and Trustee in order for the Issuer and Trustee to review and approve Purchaser's request for the LURA Assumptions (individually a "LURA Approval" and collectively the "LURA Approval").



4.6.2.3.....Purchaser  agrees to provide Seller's  Representative with a copy of the LURA Assumption Applications no later than 2 Business Days prior to the LURA Submittal Deadline and shall provide evidence of its submission to the Issuer and Trustee on or before the LURA Submittal Deadline. Purchaser acknowledges and agrees that Purchaser is solely responsible for the preparation and submittal of the LURA Assumption Applications, including the collection of all materials, documents, certificates, financials, signatures, and other items required to be submitted to the Issuer and Trustee in connection therewith.

4.6.2.4.....Purchaser  shall comply with the Issuer's and  Trustee's  guidelines and requirements in connection with the LURA Assumptions. Purchaser shall be responsible, at its sole cost and expense, for correcting and re-submitting any deficiencies noted by the Issuer or Trustee in connection with a LURA Assumption Application no later than 5 Business Days after notification from the Issuer or Trustee of such deficiency. Purchaser also shall provide Seller's Representative with a copy of any correspondence from the Issuer or Trustee with respect to a LURA Assumption Application no later than 3 Business Days after receipt of such correspondence from the Issuer or Trustee.

4.6.2.5.....Purchaser  shall  pay all  fees  and  expenses  (including,  without limitation, all charges, transfer fees, assumption fees (including documentary stamp and non-recurring intangible taxes), title fees, endorsement fees, and other fees) imposed or charged by the Issuer or Trustee or their counsel (such fees and expenses collectively being referred to as the "LURA Assumption Fees"), in connection with the LURA Assumption Applications and the LURA Assumptions. The provisions of this Section 4.6.2.5 shall survive the termination of this Contract and the Closing.

4.6.2.6.....In  connection  with the LURA  Assumptions,  Purchaser  agrees  that
Purchaser shall be responsible for (a) replacing (and increasing to the extent required by the Issuer or Trustee) all reserves, impounds and other accounts required to be maintained in connection with the LURAs, and (b) funding any additional reserves, impounds, escrows or accounts required by the Issuer or Trustee to be maintained by Purchaser in connection with the LURAs after the LURA Assumption (the foregoing amounts in (a) and (b) collectively referred to herein as the "LURA Required Fund Amounts"). Any existing reserves, impounds, escrows and other accounts required to be replaced by Purchaser pursuant to the foregoing sentence shall be released in Good Funds to the applicable Seller at the Closing. The provisions of this Section 4.6.2.6 shall survive the Closing.

4.6.2.7.....Purchaser  agrees to deliver to the  Issuer and  Trustee  such other information or documentation as the Issuer or Trustee reasonably may request, including, without limitation, financial statements, income tax returns and other financial information for Purchaser and any required guarantor. The Braesview, Eagle's Nest and La Jolla Sellers each agree that it will cooperate with Purchaser and the Issuer and Trustee, at no material cost or expense to such Sellers, in connection with Purchaser's application to the Issuer and Trustee for approval of the LURA Assumption.

4.6.3 If the Housing Authority has not approved the HAP Assumption for West Winds, or the Issuer and Trustee have not approved the LURA Assumptions (the "Separate Closing Conditions") on or before January 30, 2006, then Sellers may, in their sole and absolute discretion, by written notice to Purchaser (a) terminate this Contract in its entirety, in which case the Applicable Share of the Initial Deposit shall be delivered to Sellers and the Additional Deposit shall be returned to Purchaser (subject to Purchaser's obligation under Section
3.5.2 to return all Third-Party Reports and all other information and Materials provided to Purchaser as a pre-condition to the return of the Materials Security Deposit) (except if Purchaser is in default of its obligations under this Contract, including this Section 4.6, in which case Sellers shall have the rights set forth in Section 10.1), or (b) terminate this Contract with respect solely to those Properties for which the HAP Approval or LURA Approval have not been granted, and Purchaser and the remaining Sellers shall proceed to close the other Properties as provided in this Contract at the time provided therefor in
Section 5.1 (and, to the extent Sellers terminate this Contract with respect to a Property, the Applicable Share of the Initial Deposit for such Property shall be delivered to the applicable Seller and the Applicable Share of the Additional Deposit for such terminated Property shall be returned to Purchaser (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and all other information and Materials provided to Purchaser as a pre-condition to the return of the Materials Security Deposit, or, if the Applicable Share of the Additional Deposit for is less than the Materials Security Deposit, as a condition to the return of the Applicable Share of the Additional Deposit), except if Purchaser is in default under this Contract in which event the applicable Sellers may retain the entire Deposit for the terminated Properties in accordance with its remedies pursuant to Section 10.1), or (c) terminate this Contract with respect to those Properties for which the HAP Approval or LURA Approval have not been granted and any additional Properties (including those for which such approvals have been obtained or are not necessary) as determined in Sellers' discretion, and Purchaser and the remaining Sellers shall proceed to close the other Properties (i.e., those Properties with respect to which this Contract has not been terminated by Sellers) as provided in this Contract at the time provided therefor in Section 5.1 (and, to the extent Sellers terminate this Contract with respect to a Property, the Applicable Share of the Initial Deposit for such Property shall be delivered to the applicable Seller and the Applicable Share of the Additional Deposit for such terminated Property shall be returned to Purchaser (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and all other information and Materials provided to Purchaser as a pre-condition to the return of the Materials Security Deposit, or, if the Applicable Share of the Additional Deposit is less than the Materials Security Deposit, as a condition to the return of the Applicable Share of the Additional Deposit), except if Purchaser is in default under this Contract in which event the applicable Sellers may retain the entire Deposit for the terminated Properties in accordance with its remedies pursuant to Section 10.1), or (d) extend the date for Closing all of the Properties until February 28, 2006; provided, however, if Sellers have selected the option set forth in subsection (d) above, and all of the Separate Closing Conditions have not occurred by February 27, 2006, then Sellers again shall have the options set forth in subsections (a), (b), (c) and (d), and if Sellers select the options set forth in subsection (d) above, the Closing Date shall be March 31, 2006.

4.6.4 Purchaser shall be in default hereunder if (a) Purchaser fails to submit the complete HAP Assumption Application(s) by the HAP Submittal Deadline, or (b) Purchaser fails to comply with its other obligations hereunder with respect to the HAP Assumption(s), or (c) Purchaser fails to submit the complete LURA Assumption Applications by the LURA Submittal Deadline, or (d) Purchaser fails to comply with its other obligations hereunder with respect to the LURA Assumptions, in any of which events Sellers may exercise their remedies under
Section 10.1.

4.6.5 Notwithstanding anything in this Contract to the contrary, each of the West Winds, Braesview, Eagle's Nest and La Jolla Sellers reserves the right to reject, in such Seller's sole discretion, the terms and conditions imposed by any Housing Authority, Issuer or Trustee with respect to any HAP Approval or LURA Approval if such approval imposes any financial or continuing obligations whatsoever on such Seller, any guarantor, or any affiliate of any Seller (such as, but not limited to, any reserves or required repairs), or does not fully and completely release such Seller from any liability arising or accruing after the transfer of the applicable Property.

4.7 Purchaser Financing. Purchaser assumes full responsibility to obtain the funds required for settlement, and Purchaser's acquisition of such funds shall not be a contingency to the Closing.

                                    ARTICLE V
                                     CLOSING



5.1 Closing Date. The Closing shall occur January 31, 2006 (the "Closing Date") through an escrow with Escrow Agent, whereby the Sellers, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. Notwithstanding the foregoing to the contrary, any Seller shall have the option, by delivering written notice to Purchaser, to extend the Closing Date to the last Business Day of the month in which the Closing Date otherwise would occur pursuant to the preceding sentence, or to such other date (either in the same month or the next) as such Seller reasonably determines is desirable in connection with any Loan Payoff and the exercise of such option shall extend the Closing Date for all Properties. Further, the Closing Date may be extended without penalty at the option of any Seller either (i) to a date not later than 30 days following the Closing Date specified in the first sentence of this paragraph above (or, if applicable, as extended by any Seller pursuant to the second sentence of this paragraph) to satisfy a condition set forth in Section 8.2, (ii) as provided in Section 4.6.3, or (iii) such later date as is mutually acceptable to Sellers and Purchaser. Provided that Purchaser is not in default under the terms of this Contract, Purchaser shall have the right to extend the Closing Date for all Properties (the "Extension Right") to February 28, 2006, by (i) delivering written notice to Sellers no later than January 16, 2006, and (ii) simultaneously with such notice to Sellers, delivering to Escrow Agent the amount of $500,000.00, which when received by Escrow Agent shall be allocated pursuant to the Applicable Share among the Properties and added to the Deposit for each Property, shall be non-refundable (except as otherwise expressly provided herein with respect to the Additional Deposit), and shall be held, credited and disbursed in the same manner as provided hereunder with respect to the Additional Deposit for the applicable Property.



5.2 Seller Closing Deliveries. No later than 1 Business Day prior to the Closing Date, each Seller shall, with respect to each Property to be conveyed by such Seller hereunder, deliver to Escrow Agent, each of the following items:



5.2.1 The following  deeds (the "Deeds") to Purchaser,  subject to the Permitted
Exceptions: a Special Warranty Deed in the form attached as Exhibit B-1 (Florida); a Special Warranty Deed in the form attached as Exhibit B-2 (South Carolina); and a Special Warranty Deed in the form attached as Exhibit B-3 (Texas).



5.2.2 A signed Bill of Sale in the form attached as Exhibit C.



5.2.3 A signed General Assignment in the form attached as Exhibit D (the "General Assignment").



5.2.4 A signed Assignment of Leases and Security Deposits in the form attached as Exhibit E (the "Leases Assignment").



5.2.5 A letter in the form attached hereto as Exhibit F prepared by Purchaser and countersigned by such Seller to each of the vendors under the Terminated Contracts informing them of the termination of such Terminated Contract as of the Closing Date (subject to any delay in the effectiveness of such termination pursuant to the express terms of each applicable Terminated Contract) (the "Vendor Terminations").



5.2.6 With respect to Braesview, Eagles Nest and La Jolla, a signed Assignment and Assumption of LURA (the "LURA Assignment Form") in a form and content required by the Issuer and Trustee (and as reasonably approved by the applicable Seller).



5.2.7 A closing statement executed by such Seller.



5.2.8 A signed title affidavit or at such Seller's option an indemnity, as applicable, in the customary form reasonably acceptable to such Seller to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment; provided that such affidavit does not subject such Seller to any greater liability, or impose any additional obligations, other than as set forth in this Contract; and


5.2.9 A signed  certification  of such Seller's  non-foreign  status pursuant to
Section 1445 of the Internal Revenue Code of 1986, as amended.



5.2.10......Resolutions,  certificates  of existence or good standing,  and such other organizational documents as Title Insurer shall reasonably require evidencing such Seller's authority to consummate this transaction.



5.2.11......An  updated Rent Roll reflecting the information required in Section
3.5.3; provided, however, that the content of such updated Rent Roll shall in no event expand or modify the conditions to Purchaser's obligation to close as specified under Section 8.1.



5.2.12......With  respect to West Winds, if required by the Housing Authority, a
HAP Assignment Agreement in a form and content required by the Housing Authority (and as reasonably approved by Seller).



5.2.13......With  respect  to  Property  located  in  South  Carolina,  Seller's
Nonresident Withholding Affidavit Form I-295, if applicable.



5.3 Purchaser Closing Deliveries. No later than 1 Business Day prior to the Closing Date (except for the balance of the Purchase Price which is to be delivered at the time specified in Section 2.2.4), Purchaser shall deliver to the Escrow Agent (for disbursement to the applicable Seller upon the Closing) the following items with respect to each Property being conveyed at such
Closing:



5.3.1 The full Purchase Price for such Property (with credit for the Applicable Share of the Deposit), plus or minus the adjustments or prorations required by this Contract.



5.3.2 A signed title affidavit (or at Purchaser's option an indemnity) pertaining to Purchaser's activity on the applicable Property prior to Closing, in the customary form reasonably acceptable to Purchaser, to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment; provided that such affidavit does not subject Purchaser to any greater liability, or impose any additional obligations, other than as set forth in this Contract.



5.3.3 A closing statement executed by Purchaser.



5.3.4 A countersigned counterpart of the General Assignment.



5.3.5 A countersigned counterpart of the Leases Assignment.



5.3.6 Notification letters to all Tenants at any Property located in Florida or South Carolina prepared and executed by Purchaser in the form attached hereto as Exhibit G-1, except that, with respect to any Property located in Texas, the notification letters to all Tenants at such Property shall be in the form attached hereto as Exhibit G-2.



5.3.7 The Vendor Terminations (Purchaser shall be solely responsible for identifying each of the Terminated Contracts (subject to the terms and conditions of Section 3.6) and addressing and preparing each of the Vendor Terminations for execution by Purchaser and the applicable Seller).



5.3.8 Any cancellation fees or penalties due to any vendor under any Terminated Contract as a result of the termination thereof.



5.3.9 Resolutions, certificates of existence or good standing, and such other organizational documents as Title Insurer shall reasonably require evidencing Purchaser's authority to consummate this transaction.



5.3.10......With  respect to West Winds, if required by the Housing Authority, a countersigned HAP Assignment Agreement in form and content required by the Housing Authority (and as reasonably approved by Purchaser).



5.3.11......The  Lender Fees  (subject to deduction  from the Purchase  Price in accordance with Section 2.2).



5.3.12......With   respect  to   Braesview,   Eagle's  Nest  and  La  Jolla,   a
countersigned LURA Assignment Form in form and content required by the Issuer and Trustee (and as reasonably approved by Purchaser).



5.4 Closing Prorations and Adjustments. The prorations set forth in this Section
5.4 shall be on a Property-by-Property basis and not among, or between, Properties, and shall not be allocated on an Applicable Share basis.



5.4.1 General. With respect to each Property, all normal and customarily proratable items, including, without limitation, collected rents, operating expenses, personal property taxes, other operating expenses and fees, shall be prorated as of the Closing Date, the applicable Seller being charged or credited, as appropriate, for all of the same attributable to the period up to the Closing Date (and credited for any amounts paid by the applicable Seller attributable to the period on or after the Closing Date, if assumed by Purchaser) and Purchaser being responsible for, and credited or charged, as the case may be, for all of the same attributable to the period on and after the Closing Date. Each Seller shall prepare a proration schedule (the "Proration Schedule") of the adjustments described in this Section 5.4 prior to Closing. Such adjustments shall be paid by Purchaser to the applicable Seller (if the prorations result in a net credit to such Seller) or by such Seller to Purchaser (if the prorations result in a net credit to Purchaser for such Property), by increasing or reducing the cash to be paid by Purchaser at Closing for such Property.



5.4.2 Operating Expenses. With respect to each Property, all of the operating, maintenance, taxes (other than real estate taxes, such as rental taxes), and other expenses incurred in operating such Property that such Seller customarily pays, and any other costs incurred in the ordinary course of business for the management and operation of such Property, shall be prorated on an accrual basis. Each Seller shall pay all such expenses that accrue prior to Closing and Purchaser shall pay all such expenses that accrue from and after the Closing Date.



5.4.3 Utilities. With respect to each Property, the final readings and final billings for utilities will be made if possible as of the Closing Date, in which case each Seller shall pay all such bills as of the Closing Date and no proration shall be made at the Closing with respect to utility bills. Otherwise, a proration shall be made based upon the parties' reasonable good faith estimate and a readjustment made within 30 days after the Closing, if necessary. Each Seller shall be entitled to the return of any deposit(s) posted by it with any utility company, and such Seller shall notify each utility company serving its Property to terminate its account, effective as of noon on the Closing Date.



5.4.4 Real Estate Taxes.



(a) Any real estate ad valorem or similar taxes for a Property, or any installment of assessments payable in installments which installment is payable in the calendar year of Closing, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures (assuming payment at the earliest time to allow for the maximum possible discount) for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of such Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year (assuming payment at the earliest time to allow for the maximum possible discount). The proration of real property taxes or installments of assessments shall be final and not subject to re-adjustment after Closing.



(b) Purchaser acknowledges that certain of the Sellers may have filed (or may file) an appeal (the "Appeal") with respect to real estate ad valorem or other similar property taxes applicable to the Property (the "Property Taxes").

(i) If such Appeal relates to any Tax Year prior to the Tax Year in which the Closing occurs, such Seller shall be entitled, in such Seller's sole discretion, to continue to pursue such Appeal after the Closing Date, and, in the event that the Appeal is successful in reducing the amount of Property Taxes payable with respect to any such prior Tax Year, such Seller shall be entitled to the full amount of any rebate, refund or reduction (collectively, a "Refund") resulting from the Appeal. Such Seller shall not be obligated to continue to pursue any Appeal with respect to its Property, including, without limitation, any Appeal that relates to a Tax Year during or after the Tax Year in which Closing occurs. If Purchaser receives any refund of Property Taxes for a prior Tax Year, Purchaser promptly shall remit the same to the applicable Seller.


(ii) If such Appeal relates to the Tax Year in which Closing occurs, then, prior to the Closing, the applicable Seller shall notify Purchaser whether such Seller desires to continue to process the Appeal from and after the Closing Date. If such Seller fails to notify Purchaser of its election to continue the Appeal, such Seller will be deemed to have elected not to continue the Appeal from and after the Closing Date and the provisions of Section 5.4.4(b)(i)(II) shall apply.



(I) If a Seller elects to continue the Appeal, then, from and after the Closing Date, such Seller agrees that it will continue, at such Seller's sole cost and expense, to reasonably process the Appeal to conclusion with the applicable taxing authority (including any further appeals which such Seller deems reasonable to pursue). In the event that the Appeal is successful in reducing the amount of Property Taxes payable with respect to the Tax Year in which Closing occurs, then Purchaser and such Seller shall share any Refund on a pro rata basis (in accordance with the number of days in the Tax Year of Closing that each held title to the Property) after first reimbursing such Seller for its actual, reasonable and documented third-party costs (collectively, the "Third-Party Costs") incurred in connection with the Appeal. If Third-Party Costs equal or exceed the amount of the Award, then Seller shall be entitled to the full amount of the Award.



(II) If a Seller does not elect to continue the Appeal, then, from and after the Closing Date, Purchaser may, in Purchaser's discretion, at Purchaser's sole cost and expense, to reasonably process the Appeal to conclusion with the applicable taxing authority (including any further appeals which Purchaser deems reasonable to pursue). In the event that the Appeal is successful in reducing the amount of Property Taxes payable with respect to the Tax Year in which Closing occurs, then Purchaser and the applicable Seller shall share any Refund on a pro rata basis (in accordance with the number of days in the Tax Year of Closing that each held title to the Property) after first reimbursing each of Purchaser and the applicable Seller for their respective Third-Party Costs incurred in connection with the Appeal. If Third-Party Costs equal or exceed the amount of the Award, then the Award shall be applied to such Third-Party Costs on a pro rata basis, with each of Purchaser and such Seller receiving a portion of the Award equal to the product of (i) a fraction, the numerator of which is the respective party's Third-Party Costs, and the denominator of which is the total of both parties' Third-Party Costs, and (ii) the amount of the Award.



5.4.5 Property Contracts. Purchaser shall assume at Closing the obligations under the Property Contracts assumed by Purchaser; however, operating expenses shall be prorated under Section 5.4.2.



5.4.6 Leases.



5.4.6.1.....With  respect to each  Property,  all collected  rent (whether fixed monthly rentals, additional rentals, escalation rentals, retroactive rentals, operating cost pass-throughs or other sums and charges payable by Tenants under the Leases), income and expenses from any portion of a Property shall be prorated as of the Closing Date (prorated for any partial month). Purchaser shall receive all collected rent and income attributable to dates from and after the Closing Date. Each Seller shall receive all collected rent and income attributable to dates prior to the Closing Date. Notwithstanding the foregoing, no prorations shall be made in relation to either (a) non-delinquent rents which have not been collected as of the Closing Date, or (b) delinquent rents existing, if any, as of the Closing Date (the foregoing (a) and (b) referred to herein as the "Uncollected Rents"). In adjusting for Uncollected Rents, no adjustments shall be made in a Seller's favor for rents which have accrued and are unpaid as of the Closing, but Purchaser shall pay to such Seller such accrued Uncollected Rents as and when collected by Purchaser, after first applying collected rents to the payment of all current obligations owing to Purchaser under the applicable Lease, and only then to Uncollected Rents due to the applicable Seller. Purchaser agrees to bill Tenants of the Properties for all Uncollected Rents and to take reasonable actions (not including lawsuits or formal proceedings) to collect Uncollected Rents. After the Closing, each Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Uncollected Rents owed to such Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant and the delivery of the Leases Assignment shall not constitute a waiver by any Seller of such right. Purchaser agrees to cooperate with each Seller in connection with all efforts by such Seller to collect such Uncollected Rents and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to each Seller, within 7 days after a written request, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Uncollected Rents by such Seller; provided, however, that Purchaser's obligation to cooperate with a Seller pursuant to this sentence shall not obligate Purchaser to terminate any Tenant Lease with an existing Tenant, file any formal actions or proceedings, or evict any existing Tenant from a Property.



5.4.6.2.....At Closing, with respect to each Property, Purchaser shall receive a credit against the applicable Purchase Price in an amount equal to the received and unapplied balance of all cash (or cash equivalent) Tenant Deposits, including, but not limited to, security, damage or other refundable deposits required to be paid by any of the Tenants to secure their respective obligations under the Leases, together, in all cases, with any interest payable to the Tenants thereunder as may be required by their respective Tenant Lease, or state law or HUD requirement (the "Tenant Security Deposit Balance"). Any cash (or cash equivalents) held by a Seller which constitute the Tenant Security Deposit Balance shall be retained by the applicable Seller in exchange for the foregoing credit against the applicable Purchase Price and shall not be transferred by such Seller pursuant to this Contract (or any of the documents delivered at Closing), but the obligation with respect to the Tenant Security Deposit Balance nonetheless shall be assumed by Purchaser. The Tenant Security Deposit Balance shall not include any non-refundable deposits or fees paid by Tenants to any Seller, either pursuant to the Leases or otherwise.



5.4.6.3.....With  respect to operating expenses,  taxes, utility charges,  other operating cost pass-throughs, retroactive rental escalations, sums or charges payable by Tenants under the Tenant Leases for a Property, to the extent that the applicable Seller has received as of the Closing payments allocable to periods subsequent to Closing, the same shall be properly prorated with an adjustment in favor of Purchaser, and Purchaser shall reserve a credit therefor at Closing for such Property. With respect to any payments received by Purchaser after the Closing allocable to a Seller prior to Closing, Purchaser shall promptly pay the same to the applicable Seller.



5.4.7 Existing Loans. Purchaser acknowledges that Purchaser had the opportunity to assume each Note or to cause prepayment of such Note at Closing (but in either event, Purchaser would pay the Lender Fees pursuant to Section 2.2). Purchaser has elected to cause the debt to be prepaid. Therefore, on the Closing Date, a sufficient amount of the proceeds of the Purchase Price will be used to pay the outstanding principal balance of the applicable Note together with all interest accrued under such Note prior to the Closing Date (the "Loan Payoff"), and Purchaser shall pay all Lender Fees (subject to reduction from the Purchase Price in accordance with Section 2.2). Any existing reserves, impounds and other accounts maintained in connection with the Loan shall be released in Good Funds to the applicable Seller unless credited by Lender against the amount due under the Note.



5.4.8 [intentionally deleted]



5.4.9 Insurance. No proration shall be made in relation to insurance premiums and insurance policies will not be assigned to Purchaser.



5.4.10......Employees.  All of each Seller's and each Seller's manager's on-site employees shall have their employment at the applicable Property terminated as of the Closing Date.



5.4.11......Closing Costs.



(a) With respect to any Property in Florida, Purchaser shall pay any transfer (including documentary stamp and surtaxes), sales, use, gross receipts or similar taxes, the cost of recording any instruments required to discharge any liens or encumbrances against such Property, any premiums or fees required to be paid by Purchaser with respect to the applicable Title Policy pursuant to
Section 4.1, and one-half of the customary closing costs of the Escrow Agent. Each Seller shall pay the base premium for its Title Policy to the extent required by Section 4.1, and one-half of the customary closing costs of the Escrow Agent.



(b) With respect to any Property in South Carolina, the applicable Seller shall be responsible for the cost of deed preparation; all transfer, sales, use, gross receipts or similar taxes including the deed recording fees pursuant to Title 12, Chapter 24, South Carolina Code of Laws 1976, as amended, and/or any other documentary stamps applicable to real estate transfers; and the cost of preparation and recording of all instruments required to discharge any liens or encumbrances against the Property. Purchaser shall be responsible for deed and mortgage recording and filing fees. Each party shall be responsible for its own attorneys' fees. Purchaser shall pay all other closing costs unless otherwise specifically provided for in Section 4.1 or 4.2 of this Contract.



(c) With respect to any Property located in Texas, Purchaser shall pay any transfer (including documentary stamp and surtaxes), sales, use, gross receipts or similar taxes, the cost of recording any instruments required to discharge any liens or encumbrances against such Property, any premiums or fees required to be paid by Purchaser with respect to the applicable Title Policy pursuant to
Section 4.1, and one-half of the customary closing costs of the Escrow Agent. Each Seller shall pay the base premium for its Title Policy to the extent required by Section 4.1 and one-half of the customary closing costs of the Escrow Agent.



5.4.12......Utility  Contracts.  If any Seller has entered into an agreement for the purchase of electricity, gas or other utility service for its Property or a group of properties (including such Property) (a "Utility Contract"), or an affiliate of such Seller has entered into a Utility Contract, such Utility Contract shall be identified on the Seller Information Schedule and, as set forth on the Seller Information Schedule, (a) Purchaser either shall assume the Utility Contract with respect to such Property, or (b) the reasonably calculated costs of the Utility Contract attributable to such Property from and after the Closing shall be paid to the applicable Seller at the Closing and such Seller shall remain responsible for payments under the Utility Contract.



5.4.13......Possession.  Possession  of each  Property,  subject to the  Leases,
Property Contracts which are not identified as Terminated Contracts during the Feasibility Period (subject to the limitations of Section 3.6), and Permitted
Exceptions, shall be delivered to Purchaser at the Closing upon release from escrow of all items to be delivered by Purchaser pursuant to Section 5.3, including, without limitation, the applicable Purchase Price. To the extent reasonably available to each Seller, originals or copies of its Leases and Property Contracts, lease files, warranties, guaranties, operating manuals, keys (including Tenant's master keys), access codes and other passwords, plans and specifications for the Improvements to the Property, and such Seller's books and records relating to its Property to be conveyed by such Seller (other than proprietary information) (collectively, "Seller's Property-Related Files and Records") regarding the applicable Property shall be made available and delivered to Purchaser at such Property after the Closing. Purchaser agrees, for a period of not less than 3 years after the Closing (the "Records Hold Period"), to (a) provide and allow the applicable Seller reasonable access to Seller's Property-Related Files and Records for purposes of inspection and copying thereof, and (b) reasonably maintain and preserve Seller's Property-Related Files and Records. If at any time after the Records Hold Period, Purchaser desires to dispose of any Seller's Property-Related Files and Records, Purchaser must first provide the applicable Seller prior written notice (the "Records Disposal Notice"). Such Seller shall have a period of 30 days after receipt of the Records Disposal Notice to enter the applicable Property (or such other location that such records are then stored) and remove or copy those of Seller's Property-Related Files and Records that such Seller desires to retain. Purchaser agrees (i) to include the covenants of this Section 5.4.13 pertaining to Seller's Property-Related Files and Records in any management contract for each Property (and to bind the manager thereunder to such covenants), and (ii) to bind any future purchaser of such Property to the covenants of this Section
5.4.13 pertaining to Seller's Property-Related Files and Records. Purchaser shall indemnify, hold harmless and, if requested by each Seller (in such Seller's sole discretion), defend (with counsel approved by such Seller) such Seller's Indemnified Parties from and against any and all Losses arising from or related to Purchaser's failure to comply with the provisions of this Section 5.4.13.



5.4.14......Survival.  The  provisions  of this  Section  5.4 shall  survive the
Closing and delivery of the Deeds to Purchaser.



5.5 Post Closing Adjustments. In general, and except as provided in this Contract or the Closing Documents, each Seller shall be entitled to all income, and shall pay all expenses, relating to the operation of its Property for the period prior to the Closing Date and Purchaser shall be entitled to all income, and shall pay all expenses, relating to the operation of such Property for the period commencing on and after the Closing Date. Purchaser or a Seller may request that Purchaser and such Seller undertake to re-adjust any item on the Proration Schedule (or any item omitted therefrom) in accordance with the provisions of Section 5.4 of this Contract; provided, however, that neither party shall have any obligation to re-adjust any items for any Property (a) after the expiration of 60 days after Closing, and (b) unless such items exceed $5,000.00 in magnitude (either individually or in the aggregate) with respect to such Property. The provisions of this Section 5.5 shall survive the Closing and delivery of the Deeds to Purchaser.



                                   ARTICLE VI
            REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER



6.1 Seller's Representations. Except, in all cases, for any fact, information or condition disclosed in the Title Documents, the Permitted Exceptions, the Property Contracts, or the Materials, or which is otherwise known by Purchaser prior to the Closing, each Seller, individually and severally with respect only to itself and its Property, represents and warrants to Purchaser the following (collectively, the "Seller's Representations") as of the Effective Date and as of the Closing Date (provided that Purchaser's remedies if any such Seller's Representations are untrue as of the Closing Date are limited to those set forth in Section 8.1):



6.1.1 Such Seller is duly organized, validly existing and in good standing under the laws of the state or commonwealth of its formation set forth on the Seller Information Schedule; and, subject to Sections 8.2.4 and 8.2.5 and the HAP Approval and LURA Approvals, has or at the Closing shall have the entity power and authority to sell and convey its Property and to execute the documents to be executed by such Seller and prior to the Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Contract, and the consummation of the transactions contemplated by this Contract. Subject to Sections 8.2.4 and 8.2.5 and the HAP Approval and LURA Approvals, the compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which such Seller is a party or by which such Seller is otherwise bound, which conflict, breach or default would have a material adverse affect on such Seller's ability to consummate the transaction contemplated by this Contract or on the Property. Subject to Sections 8.2.4 and
8.2.5 and the HAP Assumption and LURA Approvals, this Contract is a valid, binding and enforceable agreement against such Seller in accordance with its terms;



6.1.2 Other than the Leases, such Seller's Property is not subject to any written lease executed by such Seller or, to such Seller's knowledge, any other possessory interests of any person;



6.1.3 Such Seller is not a "foreign person," as that term is used and defined in the Internal Revenue Code, Section 1445, as amended;



6.1.4 Except (a) as set forth on the Seller Information Schedule, (b) for any actions by such Seller to evict Tenants under its Leases, or (c) any matter covered by Seller's current insurance policy(ies), to such Seller's knowledge, there are no actions, proceedings, litigation (including bankruptcy) or governmental investigations or condemnation actions either pending or threatened against such Seller's Property;



6.1.5 To such Seller's knowledge, such Seller has not received any written notice from a governmental agency of any uncured material violations of any federal, state, county or municipal law, ordinance, order, regulation or requirement affecting such Seller's Property;



6.1.6 To such Seller's knowledge, such Seller has not received any written notice of any material default by such Seller under any of its Property Contracts that will not be terminated on the Closing Date.



6.1.7 To the applicable Seller's knowledge: (a) no hazardous or toxic materials or other substances regulated by applicable federal or state environmental laws are stored by such Seller on, in or under its Property in quantities which violate applicable laws governing such materials or substances, (b) such Seller's Property is not used by such Seller for the storage, treatment, generation or manufacture of any hazardous or toxic materials or other substances in a manner which would constitute a violation of applicable federal or state environmental laws, (c) such Seller has not received, within 1 year prior to the Effective Date, written notice of water damage at its Property resulting in suspected fungal growth that has not been remediated pursuant to such Seller's normal operating procedures, and (d) such Seller has not, within 1 year prior to the Effective Date, received written notice of a hazardous substance condition at its Property or received a written order from a governmental authority regarding a hazardous substance condition at its Property;



6.1.8 The applicable Seller has not intentionally misstated or misrepresented any information prepared by it and contained in the Materials delivered pursuant to Section 3.5.1;



6.1.9 To the applicable Seller's knowledge, the factual documentation of current operating and financial results prepared by the applicable Seller (but not Seller Third-Party Reports) concerning the applicable Property and disclosed to Purchaser hereunder has been prepared in such Seller's ordinary course of business and is substantially identical with the information relied on by such Seller in the current ownership, operation and reporting of the applicable Property by such Seller; provided, however, Seller has not provided, and is under no obligation to provide, internal evaluations or similar internal analysis (as compared with the results themselves); and



6.1.10......To  the knowledge of the  applicable  Seller,  the Rent Roll for its
Property delivered pursuant to Section 3.5.3 is accurate in all material respects. Prior to the expiration of the Feasibility Period, each Seller shall provide Purchaser with a current Rent Roll and such updated Rent Roll shall, to the knowledge of the applicable Seller, be accurate in all material respects.



6.2 AS-IS. Except for Seller's Representations, each Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price for each Property and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is not relying upon, any information provided by Sellers or any broker or statements, representations or warranties, express or implied, made by or enforceable directly against Sellers or any broker, including, without limitation, any relating to the value of any Property, the physical or environmental condition of any Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of any Property with any regulation, or any other attribute or matter of or relating to any Property (other than any covenants of title contained in the Deed conveying a Property and Seller's Representations with respect to such Property). Purchaser agrees that Sellers shall not be responsible or liable to Purchaser for any defects, errors or omissions, or on account of any conditions affecting the Properties. Purchaser, its successors and assigns, and anyone claiming by, through or under Purchaser, hereby fully releases each of Seller's Indemnified Parties from, and irrevocably waives its right to maintain, any and all claims and causes of action that it or they may now have or hereafter acquire against any Seller's Indemnified Parties with respect to any and all Losses arising from or related to any defects, errors, omissions or other conditions affecting the Properties. Purchaser represents and warrants that, as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies (including, without limitation, environmental studies and analyses concerning the presence of lead, asbestos, PCBs and radon in and about the Properties), reports, investigations and inspections as it deems appropriate in connection with the Properties. If Sellers provide or have provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Properties, including, without limitation, the offering prepared by any broker, Purchaser and Sellers agree that Sellers have done so or shall do so only for the convenience of the parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against any Seller's Indemnified Parties. Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Sellers with respect to current and future applicable zoning or building code requirements or requirements with respect to condominium conversion or the compliance of the Properties with any other laws, rules, ordinances or regulations, or the compliance by the "declarant" under any conditions, covenants or restrictions affecting the Properties, the financial earning capacity or expense history of the Properties, the continuation of contracts, continued occupancy levels of the Properties, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing. Sellers make no representations or warranty with respect to any homeowners associations which may be referenced with respect to any of the Properties. Prior to Closing, each Seller shall have the right, but not the obligation, to enforce its rights against any and all of its Property occupants, guests or tenants. Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the Deeds with or without such tenants in possession and without any allowance or reduction in the applicable Purchase Price under this Contract. Except for environmental claims or actions brought by unrelated, non-governmental third-parties relating to the events occurring before Closing, Purchaser hereby releases Sellers from any and all claims and liabilities relating to the foregoing matters. The provisions of this Section 6.2 shall survive the Closing and delivery of the Deeds to Purchaser.



6.3 Survival of Seller's Representations. Sellers and Purchaser agree that Seller's Representations shall survive Closing for a period of 1 year (the "Survival Period"). No Seller shall have liability after the Survival Period with respect to any of its Seller's Representations contained herein except to the extent that Purchaser has requested arbitration against such Seller during the Survival Period for breach of any of such Seller's Representations. Each Seller shall be liable only for the breach of its own Seller's Representations. Further, the liability for each Seller for breach of its Seller's Representations shall be limited to, and capped at, $100,000 for each such Seller's Property for which a breach of Seller's Representations occurred, on a Property-by-Property basis if a Seller is selling more than one Property. Such cap on liability shall apply for any individual breach or in the aggregate for all breaches of such Seller's Representations with respect to such Property. Purchaser shall not be entitled to bring any claim for a breach of Seller's Representations unless the claim for damage (either in the aggregate or as to any individual claim) by Purchaser for a Property exceeds $5,000. In the event that a Seller breaches any representation contained in Section 6.1 and Purchaser had knowledge of such breach prior to the Closing Date, Purchaser shall be deemed to have waived any right of recovery, and such Seller shall not have any liability in connection therewith.



6.4 Definition of Seller's Knowledge. Any representations and warranties made "to the knowledge of [such] Seller" shall not be deemed to imply any duty of inquiry. For purposes of this Contract, the term Seller's "knowledge" shall mean and refer only to actual knowledge of the Regional Property Manager and Property Manager of such Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of such Seller, or any affiliate of such Seller, or to impose upon such Regional Property Manager or Property Manager any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Regional Property Manager or Property Manager any individual personal liability.



6.5 Representations And Warranties Of Purchaser. For the purpose of inducing Sellers to enter into this Contract and to consummate the sale and purchase of the Properties in accordance herewith, Purchaser represents and warrants to Sellers the following as of the Effective Date and as of the Closing Date:



6.5.1 Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of California.



6.5.2 Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary entity power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's partners, directors, officers or members are required to so empower or authorize Purchaser. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Purchaser is a party or by which Purchaser is otherwise bound, which conflict, breach or default would have a material adverse affect on Purchaser's ability to consummate the transaction contemplated by this Contract. This Contract is a valid, binding and enforceable agreement against Purchaser in accordance with its terms.



6.5.3 No pending or, to the knowledge of Purchaser, threatened litigation (including bankruptcy) exists which if determined adversely would restrain the consummation of the transactions contemplated by this Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Sellers.



6.5.4 Other than Seller's Representations, Purchaser has not relied on any representation or warranty made by Sellers or any representative of Sellers (including, without limitation, any broker) in connection with this Contract and the acquisition of the Properties.



6.5.5 Neither any broker involved in this transaction nor any of its affiliates have, or will at the Closing, have any direct or indirect legal, beneficial, economic or voting interest in Purchaser (or in an assignee of Purchaser, which pursuant to Section 13.3, acquires any Property at the Closing), nor has Purchaser or any affiliate of Purchaser granted (as of the Effective Date or the Closing Date) any broker involved in this transaction or any of its affiliates any right or option to acquire any direct or indirect legal, beneficial, economic or voting interest in Purchaser.



6.5.6 Purchaser is not a Prohibited Person.



6.5.7 To Purchaser's knowledge, none of its investors, affiliates or brokers or other agents (if any), acting or benefiting in any capacity in connection with this Contract is a Prohibited Person.



6.5.8 To Purchaser's knowledge, the funds or other assets Purchaser will transfer to Seller under to this Contract are not the property of, or are beneficially owned, directly or indirectly, by a Prohibited Person.



6.5.9 To Purchaser's knowledge, the funds or other assets Purchaser will transfer to Seller under this Contract are not the proceeds of specified unlawful activity as defined by 18 U.S.C. ss. 1956(c)(7).



.............The provisions of this  Section 6.5  shall survive the Closing and delivery of the Deeds to Purchaser.



                                  ARTICLE VII
                           OPERATION OF THE PROPERTIES



7.1 Leases and Property Contracts. During the period of time from the Effective Date to the Closing Date, in the ordinary course of business each Seller may, with respect to its Property, enter into new Property Contracts, new Leases, renew existing Leases or modify, terminate or accept the surrender or forfeiture of any of the Leases, modify any Property Contracts, or institute and prosecute any available remedies for default under any Lease or Property Contract without first obtaining the written consent of Purchaser; provided, however, each Seller agrees that any such new Property Contracts or any new or renewed Leases shall not have a term in excess of 1 year (or such longer period of time for which such Property Contracts or Leases are entered into by such Seller in the ordinary course of its operation of its Property) without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed.



7.2 General  Operation of  Property.  Except as  specifically  set forth in this
Article 7, each Seller shall operate its Property after the Effective Date in the ordinary course of business, and except as necessary in such Seller's sole discretion to address (a) any life or safety issue at its Property or (b) any other matter which in such Seller's reasonable discretion materially adversely affects the use, operation or value of such Property, such Seller will not make any material alterations to its Property or remove any material Fixtures and Tangible Personal Property without the prior written consent of Purchaser which consent shall not be unreasonably withheld, denied or delayed.



7.3 Liens. Other than utility easements and temporary construction easements granted by a Seller in the ordinary course of business (of which such Seller shall provide Purchaser reasonable notice), each Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to its Property between the Effective Date and the Closing Date (other than Leases and Property Contracts as provided in Section 7.1) unless Purchaser approves such lien or encumbrance, which approval shall not be unreasonably withheld or delayed. If Purchaser approves any such subsequent lien or encumbrance, the same shall be deemed a Permitted Encumbrance for all purposes hereunder.



                                  ARTICLE VIII
                         CONDITIONS PRECEDENT TO CLOSING



8.1 Purchaser's Conditions to Closing. Subject to the provisions of this Section 8.1, Purchaser's obligation to close under this Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:



8.1.1 All of the documents required to be delivered by Sellers to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered;



8.1.2 Each of the representations and warranties of each Seller to Purchaser shall be true in all material respects as of the Closing Date;



8.1.3 Each Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by such Seller hereunder; and



8.1.4 No Seller nor any of Seller's general partners shall be a debtor in any bankruptcy proceeding nor shall have been in the last 6 months a debtor in any bankruptcy proceeding.



8.1.5  Sellers  and  Lenders  shall have  received  any  consents  from the U.S.
Department of Housing and Urban Development to payoff the Loans on the Properties and release the Mortgages/Deeds of Trust.



8.1.6 With respect to West Winds, any necessary pre-Closing HAP Approval is obtained and any necessary HAP Assumption is approved.



8.1.7 With respect to Braesview, Eagle's Nest and La Jolla, the applicable LURA Assumption is approved.



.............Notwithstanding  anything  to the  contrary,  there  are no  other conditions on Purchaser's obligation to Close except as expressly set forth in this Section 8.1.



.............If  any condition  set forth in Sections  8.1.1 through 8.1.7 is not met, but subject to Seller's rights pursuant to Section 4.6.3 with respect to the HAP Assumption and LURA Assumptions and Section 5.1 with respect to any Loan Payoff, Purchaser may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price for any Property, or (b) notify Seller's Representative (a "Termination Notice") in writing of Purchaser's decision to terminate this Contract for the Property for which there was such a failure of condition or default and receive a return of the Applicable Share of the Additional Deposit from the Escrow Agent (but the Applicable Share of the Initial Deposit shall be released to the applicable Seller, unless this Contract is terminated with regard to such Seller's Property because of the default of such Seller, in which case Purchaser shall have such rights to such Seller's Applicable Share of the Initial Deposit as set forth in
Section 10.2). If Seller's Representative receives a Termination Notice, Seller's Representative may, within 3 Business Days after receiving the Termination Notice, give Purchaser written notice (a "Reinstatement Notice") that Purchaser either must purchase all of the Properties or terminate this Contract for all of the Properties. Purchaser shall, within 3 Business Days after receiving a Reinstatement Notice, give Seller's Representative written notice of whether it desires to purchase all of the Properties or terminate this Contract in its entirety; Purchaser's failure to provide Seller's Representative with written notice that it desires to terminate this Contract in its entirety shall be deemed Purchaser's decision to purchase all of the Properties. If this Contract is terminated in its entirety, then Escrow Agent shall deliver the Applicable Share of the Initial Deposit to the applicable Sellers and the Additional Deposit to Purchaser (except if this Contract is terminated in its entirety because of the default of Sellers, Purchaser shall have such rights to the Initial Deposit as set forth in Section 10.2).



8.2 Sellers' Conditions to Closing. Without limiting any of the rights of any Seller elsewhere provided for in this Contract, each Seller's obligation to close with respect to conveyance of its Property under this Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:



8.2.1 All of the documents and funds required to be delivered by Purchaser to Seller at the Closing pursuant to the terms and conditions hereof shall have been delivered;



8.2.2 Each of the representations and warranties of Purchaser to such Seller contained herein shall be true in all material respects as of the Closing Date;



8.2.3 Purchaser shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Purchaser hereunder;



8.2.4 Such Seller shall have received all consents, documentation and approvals necessary to consummate and facilitate the transactions contemplated hereby, including, without limitation, a tax-free exchange pursuant to Section 13.19 (and the amendment of such Seller's (or such Seller's affiliates') partnership or other organization documents in connection therewith (a) from Seller's unaffiliated partners, members, managers, shareholders or directors to the extent required by Seller's (or Seller's affiliates') organizational documents, and (b) as required by law. If a Seller fails to obtain any consents required by
Section 8.2.4(a) hereof, and this Contract is terminated with respect to such Seller's Property and such Property is not conveyed to Purchaser because of such failures, then each Seller shall pay Purchaser its direct and actual out-of-pocket expenses and costs (documented by paid invoices to third parties) in connection with its Property for which this Contract has been so terminated, which damages shall not exceed $45,000 (individually) for each Property so terminated; and



8.2.5  Sellers  and  Lenders  shall have  received  any  consents  from the U.S.
Department of Housing and Urban Development to payoff the Loans on the Properties and release the Mortgages/Deeds of Trust.



8.2.6 With respect to West Winds, any necessary pre-Closing HAP Approval is obtained and any necessary HAP Assumption is approved.



8.2.7 With respect to Braesview, Eagle's Nest and La Jolla, the applicable LURA Assumption is approved.



.............If  any of the foregoing  conditions in Sections 8.2.1 through 8.2.5 to a Seller's obligation to close with respect to conveyance of its Property under this Contract are not satisfied, such Seller may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date, (b) terminate this Contract either in its entirety or with respect to its Property, and, if such failure constitutes a default by Purchaser, exercise any of its remedies under Section 10.1. If a Seller terminates this Contract with respect to its Property, the remaining Sellers may elect either to terminate this Contract or proceed to close the remaining Properties.



      If the condition set forth in Section 8.2.5 is not satisfied with respect to a Property, the applicable Seller also shall have the rights set forth in
Section 5.1.


      If the conditions set forth in Section 8.2.6 or 8.2.7 are not satisfied on or before the Closing Date, then Sellers shall have the rights set forth in
Section 4.6.3.



      The  termination  of this Contract by any Seller  pursuant to this Section
8.2 shall be exercised by written notice from Seller's Representative to Purchaser by 12:00 p.m. (of the time zone in which the Escrow Agent is located) of the Closing Date.



                                   ARTICLE IX
                                    BROKERAGE



9.1 Indemnity. The Sellers of Cooper's Pond, Sawgrass, Oakwood Village and Ventura Landing, severally and individually, represent and warrant to Purchaser that they have dealt only with Holliday Fenoglio Fowler, L.P., 950 East Paces Ferry Road, Suite 825, Atlanta, GA 30326, Attention Jason Nettles, and the Sellers of Deerfield represent and warrant that it has dealt only with Walchle Lear Multifamily Advisors, 1506 Roberts Drive, Jacksonville Beach, Florida 32250, Attention Stephen D. Lear (together with Holiday Fengolio Fowler ("Sellers' Brokers"), in connection with this Contract. Purchaser and Sellers represent and warrant that SMG Investment Partners, Inc., a California corporation, 2960 Champion Way, #503, Tustin, California 92782 ("Transaction Broker"), is a Transaction Broker under this Contract and his relationship is governed by a separate agreement among Sellers, Purchaser and SMG Investment Partners, Inc.. Each Seller, severally and individually, and Purchaser each represents and warrants to the other that, other than with respect to a designated Sellers' Brokers and Transaction Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Contract, and each party agrees to indemnify, hold harmless, and, if requested in the sole and absolute discretion of the indemnitee, defend (with counsel approved by the indemnitee) the other party from and against all Losses relating to brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party. The provisions of this Section 9.1 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deeds to Purchaser.



9.2 Seller Broker Commission. If the Closing occurs, the applicable Seller of each of Cooper's Pond, Sawgrass, Oakwood Village, Ventura Landing and Deerfield individually agrees to pay its applicable Sellers' Broker a commission according to the terms of a separate contract. No Broker shall be deemed a party or third party beneficiary of this Contract.



9.3 Broker Signature Page. As a condition to each Seller's obligation to pay the commission pursuant to Section 9.2, each Seller's Broker shall execute the signature page for such Seller's Broker attached hereto solely for purposes of confirming the matters set forth therein; provided, however, that (a) such Seller's Broker's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Sellers, and the same shall become fully effective upon execution by Purchaser and Sellers, and (b) the signature of such Seller's Broker will not be necessary to amend any provision of this Contract.



9.4 Texas Real Estate License Act With respect to any Broker licensed in Texas, the Texas Real Estate License Act requires written notice to Purchaser from any licensed real estate broker or salesman who is to receive a commission from Purchaser that Purchaser should have any attorney of its own selection examine an abstract of title to the property being acquired or that Purchaser should be furnished with or should obtain a title insurance policy. Notice to that effect is, therefore, hereby given to Purchaser on behalf of Broker.



                                   ARTICLE X
                              DEFAULTS AND REMEDIES



10.1 Purchaser Default.  IF PURCHASER  DEFAULTS IN ITS OBLIGATIONS  HEREUNDER TO
(A) DELIVER THE INITIAL DEPOSIT OR ADDITIONAL DEPOSIT (OR ANY OTHER DEPOSIT OR PAYMENT REQUIRED OF PURCHASER HEREUNDER), (B) DELIVER TO SELLERS THE DELIVERIES SPECIFIED UNDER SECTION 5.3 ON THE DATE REQUIRED THEREUNDER, OR (C) DELIVER THE PURCHASE PRICE FOR EACH PROPERTY AT THE TIME REQUIRED BY SECTION 2.2.4 AND CLOSE ON THE PURCHASE OF THE PROPERTIES ON THE CLOSING DATE, THEN, IMMEDIATELY AND WITHOUT NOTICE OR CURE, PURCHASER SHALL FORFEIT THE DEPOSIT, AND THE ESCROW AGENT SHALL DELIVER THE APPLICABLE SHARE OF THE DEPOSIT TO THE APPLICABLE SELLER, AND NEITHER PARTY SHALL BE OBLIGATED TO PROCEED WITH THE PURCHASE AND SALE OF THE PROPERTIES. IF PURCHASER DEFAULTS IN ANY OF ITS OTHER REPRESENTATIONS, WARRANTIES OR OBLIGATIONS UNDER THIS CONTRACT, AND SUCH DEFAULT CONTINUES FOR MORE THAN 10 DAYS AFTER WRITTEN NOTICE FROM SELLER'S REPRESENTATIVE, THEN PURCHASER SHALL FORFEIT THE DEPOSIT, AND THE ESCROW AGENT SHALL DELIVER THE APPLICABLE SHARE OF THE DEPOSIT TO THE APPLICABLE SELLER, AND NEITHER PARTY SHALL BE OBLIGATED TO PROCEED WITH THE PURCHASE AND SALE OF THE PROPERTIES. THE DEPOSIT IS LIQUIDATED DAMAGES AND RECOURSE TO THE DEPOSIT IS, EXCEPT FOR PURCHASER'S INDEMNITY AND CONFIDENTIALITY OBLIGATIONS HEREUNDER, SELLERS' SOLE AND EXCLUSIVE REMEDY FOR PURCHASER'S FAILURE TO PERFORM ITS OBLIGATION TO PURCHASE THE PROPERTIES OR BREACH OF A REPRESENTATION OR WARRANTY. SELLERS EXPRESSLY WAIVE THE REMEDIES OF SPECIFIC PERFORMANCE AND ADDITIONAL DAMAGES FOR SUCH DEFAULT BY PURCHASER. SELLERS AND PURCHASER ACKNOWLEDGE THAT SELLERS' DAMAGES WOULD BE DIFFICULT TO DETERMINE, AND THAT THE DEPOSIT IS A REASONABLE ESTIMATE OF SELLERS' DAMAGES RESULTING FROM A DEFAULT BY PURCHASER IN ITS OBLIGATION TO PURCHASE THE PROPERTIES. SELLERS AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.1.1 IS INTENDED TO AND DOES LIQUIDATE THE AMOUNT OF DAMAGES DUE SELLERS, AND SHALL BE SELLERS' EXCLUSIVE REMEDY AGAINST PURCHASER, BOTH AT LAW AND IN EQUITY, ARISING FROM OR RELATED TO A BREACH BY PURCHASER OF ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT, OTHER THAN WITH RESPECT TO PURCHASER'S INDEMNITY AND CONFIDENTIALITY OBLIGATIONS HEREUNDER.

_______H.A._____________                         _______G.G._____________
      SELLER'S INITIALS                              PURCHASER'S INITIALS



10.2 Seller Default. If a Seller, prior to the Closing, defaults in its representations, warranties, covenants, or obligations under this Contract, including to sell its Property as required by this Contract and such default continues for more than 10 days after written notice from Purchaser, then, at Purchaser's election and as Purchaser's sole and exclusive remedy, Purchaser may either (A) seek specific performance of the defaulting Seller's obligations to deliver its Deed pursuant to this Contract (but not damages), or (B) give a Termination Notice to Seller's Representative of Purchaser's decision to terminate this Contract for the Property for which there was such a default and receive a return of the Applicable Share of the Deposit for the terminated Property from the Escrow Agent. If Seller's Representative receives a Termination Notice, Seller's Representative may, within 3 Business Days after receiving the Termination Notice, give Purchaser a Reinstatement Notice that Purchaser either must purchase all of the Properties or terminate this Contract for all of the Properties. Purchaser shall, within 3 Business Days after receiving a Reinstatement Notice, give Seller's Representative notice of whether it desires to purchase all of the Properties or terminate this Contract in its entirety; Purchaser's failure to provide Seller's Representative notice that it desires to terminate this Contract in its entirety shall be deemed Purchaser's decision to purchase all of the Properties. If this Contract is terminated in whole or in part, Purchaser shall recover the Applicable Share of the Deposit for the terminated Properties and Purchaser may recover, as its sole recoverable damages (but without limiting its right to receive a refund of the Applicable Share of the Deposit for the terminated Properties), its direct and actual out-of-pocket expenses and costs (documented by paid invoices to third parties) in connection with each Property for which this Contract has been terminated, which damages shall not exceed $45,000 (individually) for each Property so terminated. If this Contract is terminated in whole or in part, Purchaser agrees that it shall promptly deliver to each Seller an assignment of all of Purchaser's right, title and interest in and to (together with possession of) all plans, studies, surveys, reports, and other materials paid for with the out-of-pocket expenses reimbursed by Sellers pursuant to the foregoing sentence. SELLERS AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.2 IS INTENDED TO AND DOES LIMIT THE AMOUNT OF DAMAGES DUE PURCHASER AND THE REMEDIES AVAILABLE TO PURCHASER, AND SHALL BE PURCHASER'S EXCLUSIVE REMEDY AGAINST SELLERS, BOTH AT LAW AND IN EQUITY ARISING FROM OR RELATED TO A BREACH BY ANY SELLER OF ITS REPRESENTATIONS, WARRANTIES, OR COVENANTS OR ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT. UNDER NO CIRCUMSTANCES MAY PURCHASER SEEK OR BE ENTITLED TO RECOVER ANY SPECIAL, CONSEQUENTIAL, PUNITIVE, SPECULATIVE OR INDIRECT DAMAGES, ALL OF WHICH PURCHASER SPECIFICALLY WAIVES, FROM SELLERS FOR ANY BREACH BY A SELLER, OF ITS REPRESENTATIONS, WARRANTIES OR COVENANTS OR ITS OBLIGATIONS UNDER THIS CONTRACT. PURCHASER SPECIFICALLY WAIVES THE RIGHT TO FILE ANY LIS PENDENS OR ANY LIEN AGAINST ANY PROPERTY UNLESS AND UNTIL IT HAS IRREVOCABLY ELECTED TO SEEK SPECIFIC PERFORMANCE OF THIS CONTRACT AND HAS FILED AN ACTION SEEKING SUCH REMEDY.



                                   ARTICLE XI
                            RISK OF LOSS OR CASUALTY



11.1 Major Damage. If, between the Effective Date and the Closing Date, a Property is damaged or destroyed by fire or other casualty, and the cost of repair is more than $250,000 for such Property, then the applicable Seller shall have no obligation to repair such damage or destruction and shall notify Purchaser in writing of such damage or destruction (the "Damage Notice"). Within 10 days after Purchaser's receipt of the Damage Notice, Purchaser may elect at its option to give a Termination Notice for the damaged Property to Seller's Representative. If Seller's Representative receives a Termination Notice, Seller's Representative may, within 3 Business Days after receiving the Termination Notice, give Purchaser a Reinstatement Notice that Purchaser either must purchase all of the Properties or terminate this Contract for all of the Properties. Purchaser shall, within 3 Business Days after receiving a Reinstatement Notice, give Seller's Representative notice of whether it desires to purchase all of the Properties or terminate this Contract in its entirety; Purchaser's failure to provide Seller's Representative notice that it desires to terminate this Contract in its entirety shall be deemed Purchaser's decision to purchase all of the Properties. If this Contract is not terminated as to the damaged Property, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price for the damaged Property notwithstanding any such damage or destruction and Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the applicable Purchase Price in the amount of any deductible payable by the applicable Seller in connection therewith) at Closing. If this Contract is terminated in whole or in part from such damage, Purchaser shall recover the Applicable Share of the Deposit (including the Initial Deposit) for the terminated Properties.



11.2 Minor Damage. If, prior to the Closing, a Property is damaged or destroyed by fire or other casualty, and the cost of repair is equal or less than $250,000 for such Property, this transaction shall be closed in accordance with the terms of this Contract, notwithstanding the damage or destruction; provided, however, the applicable Seller shall make such repairs to the extent of any recovery from insurance carried on such Property if they can be reasonably effected before the Closing. Subject to Section 11.3, if the applicable Seller is unable to effect such repairs, then Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price for the damaged Property in the amount of any deductible payable by the applicable Seller in connection therewith) at Closing.



11.3 Repairs. To the extent that a Seller elects to commence any repair, replacement or restoration of its damaged Property prior to Closing, then such Seller shall be entitled to receive and apply available insurance proceeds to any portion of such repair, replacement or restoration completed or installed prior to Closing, with Purchaser being responsible for completion of such repair, replacement or restoration after Closing from the balance of any available insurance proceeds. After the expiration of the Feasibility Period, to the extent any single repair, replacement or restoration exceeds $25,000, the applicable Seller shall give notice to Purchaser and obtain Purchaser's consent (which shall not be unreasonably withheld, delayed or conditioned) prior to commencing such repair, replacement or restoration; provided, that, Purchaser's consent shall not be required if such Seller reasonably believes that such repair, replacement or restoration is necessary to prevent harm to persons or property. The provisions of this Section 11.3 shall survive the Closing and delivery of the Deeds to Purchaser.



                                  ARTICLE XII
                                 EMINENT DOMAIN



12.1 Eminent Domain. If, at the time of Closing, any material part of a Property is (or previously has been) acquired (including an acquisition that materially limits access to such Property), or is about to be acquired, by any governmental agency by the powers of eminent domain or transfer in lieu thereof (or in the event that at such time there is any notice of any such acquisition or intent to acquire by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to give a Termination Notice to Seller's Representative for the Property for which there was such a condemnation. If Seller's Representative receives a Termination Notice, Seller's Representative may, within 3 Business Days after receiving the Termination Notice, give Purchaser a Reinstatement Notice that Purchaser either must purchase all of the Properties or terminate this Contract for all of the Properties. Purchaser shall, within 3 Business Days after receiving a Reinstatement Notice, give Seller's Representative written notice of whether it desires to purchase all of the Properties or terminate this Contract in its entirety; Purchaser's failure to provide Seller's Representative with written notice that it desires to terminate this Contract in its entirety shall be deemed Purchaser's decision to purchase all of the Properties. If this Contract is not terminated, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price for the affected Property and Purchaser shall receive the full benefit of any condemnation award. It is expressly agreed between the parties hereto that this section shall in no way apply to customary dedications for public purposes which may be necessary for the development of a Property. If this Contract is terminated in whole or in part from such condemnation, Purchaser shall recover the Applicable Share of the Deposit (including the Initial Deposit) for the terminated Properties.



                                  ARTICLE XIII
                                  MISCELLANEOUS



13.1 Binding Effect of Contract. This Contract shall not be binding on any party until executed by both Purchaser and all Sellers. As provided in Section 2.3.5 and Section 9.3, neither Escrow Agent's nor any Broker's execution of this Contract shall be a prerequisite to its effectiveness.



13.2 Exhibits And Schedules. All Exhibits and Schedules, whether or not annexed hereto, are a part of this Contract for all purposes.



13.3 Assignability. This Contract is not assignable by Purchaser without first obtaining the prior written approval of the Seller's Representative, except that Purchaser may assign this Contract to one or more entities so long as (a) Purchaser is an affiliate of the purchasing entity(ies), (b) Purchaser is not released from its liability hereunder, (c) Purchaser provides written notice to Seller's Representative of any proposed assignment no later than 10 days prior to the Closing Date, and (d) Seller's Representative consents thereto (which consent shall not be unreasonably withheld or delayed). As used herein, an affiliate is a person or entity controlled by, under common control with, or controlling another person or entity.



13.4  Binding  Effect.  Subject  to  Section 13.3,   this  Contract  shall  be
binding upon and inure to the benefit of Sellers and Purchaser, and their respective successors, heirs and permitted assigns.



13.5 Captions. The captions, headings, and arrangements used in this Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.



13.6 Number And Gender Of Words. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.



13.7 Notices. All notices, demands, requests and other communications required or permitted hereunder shall be in writing, and shall be (a) personally delivered with a written receipt of delivery; (b) sent by a nationally recognized overnight delivery service requiring a written acknowledgement of receipt or providing a certification of delivery or attempted delivery; (c) sent by certified mail, return receipt requested, or (d) sent by confirmed facsimile transmission with an original copy thereof transmitted to the recipient by one of the means described in subsections (a) through (c) no later than 3 Business Days thereafter. All notices shall be deemed effective when actually delivered as documented in a delivery receipt; provided, however, that if the notice was sent by overnight courier or mail as aforesaid and is affirmatively refused or cannot be delivered during customary business hours by reason of the absence of a signatory to acknowledge receipt, or by reason of a change of address with respect to which the addressor did not have either knowledge or written notice delivered in accordance with this paragraph, then the first attempted delivery shall be deemed to constitute delivery. Each party shall be entitled to change its address for notices from time to time by delivering to the other party notice thereof in the manner herein provided for the delivery of notices. All notices shall be sent to the addressee at its address set forth following its name below:

      ......To Purchaser:

      ......Bethany Group, LLC
      ......c/o Jason Kurtz and Greg Garmon
      ......Prior to November 1, 2005:
      ......17595 Harvard, Suite C-541
      ......Irvine, California  92614
      ......Telephone:  949-660-0677
      ......Facsimile:  949-660-0685

      ......From and after November 1, 2005:

      ......1920 Main Street, Suite 770
      ......Irvine, California   92614
      ......Telephone:  949-660-0677
      ......Facsimile:  949-660-0685

      ......with a copy to:

      ......Thomas and Simondi
      ......Attention Mike Simondi
      ......4685 MacArthur Court, Suite 450
      ......Newport Beach, California  92660
      ......Telephone:  949-476-2379
      ......Facsimile:  949-476-2477

      ......To any Seller or Seller's Representative:

            c/o AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Attention:  Mr. Harry Alcock
            Telephone:  303-691-4344
            Facsimile:  303-300-3282

      ......with copy to:

            c/o AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Attention:  Kris Vercauteren
      ......Telephone: 303-691-4345
            Facsimile:  303-300-3382

      ......and a copy to:

            Trent Johnson, Esq.
      ......Senior Counsel
      ......AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
      ......Telephone: 303-691-4303
            Facsimile:  303-300-3260

      ......and a copy to:

      ......Brownstein Hyatt & Farber, P.C.
      ......410 17th Street, 22nd Floor
      ......Denver, Colorado  80202
      ......Attention:  Gary M. Reiff, Esq.
      ......Telephone: 303-223-1100
.............Facsimile:  303-223-1111

.............Any notice required  hereunder to be delivered to the Escrow Agent shall be delivered in accordance with above provisions as follows:

      ......Stewart Title Guaranty Company
      ......1980 Post Oak Boulevard, Suite 610
      ......Houston, Texas  77056
      ......Attention:  Wendy Howell
      ......National Commercial Closing Specialist
.............Telephone: 800-729-1906

.............Unless  specifically  required to be  delivered  to the Escrow Agent pursuant to the terms of this Contract, no notice hereunder must be delivered to the Escrow Agent in order to be effective so long as it is delivered to the other party in accordance with the above provisions.



13.8 Governing Law And Venue. The laws of the State of Colorado (other than its conflicts of laws provisions) shall govern the validity, construction, enforcement, and interpretation of this Contract, except to the extent the law of a state or commonwealth in which a Property is situated is required to govern matters concerning the transfer, titling or ownership of real property in such state or commonwealth. Subject to Section 13.25, all claims, disputes and other matters in question arising out of or relating to this Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in a court of competent jurisdiction in the State of Colorado except to the extent that matters are required by law to be brought in a court situated in the state or commonwealth in which the Property is situated, and the parties hereto expressly consent to the venue and jurisdiction of such courts.



13.9 Entire Agreement. This Contract embodies the entire Contract between the parties hereto concerning the subject matter hereof and supersedes all prior conversations, proposals, negotiations, understandings and agreements, whether written or oral.



13.10 Amendments. This Contract shall not be amended, altered, changed, modified, supplemented or rescinded in any manner except by a written contract executed by all of the parties; provided, however, that,(a) as provided in
Section 2.3.5 above, the signature of the Escrow Agent shall not be required as to any amendment of this Contract other than an amendment of Section 2.3, and
(b) as provided in Section 9.3 above, the signature of Brokers shall not be required as to any amendment of this Contract.



13.11 Severability. If any part of this Contract shall be held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be reformed, and enforced to the maximum extent permitted by law. If such provision cannot be reformed, it shall be severed from this Contract and the remaining portions of this Contract shall be valid and enforceable.



13.12 Multiple Counterparts/Facsimile Signatures. This Contract may be executed in a number of identical counterparts. This Contract may be executed by facsimile signatures which shall be binding on the parties hereto, with original signatures to be delivered as soon as reasonably practical thereafter.



13.13 Construction. No provision of this Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.



13.14 Confidentiality. Purchaser shall not disclose the terms and conditions contained in this Contract and shall keep the same confidential, provided that Purchaser may disclose the terms and conditions of this Contract (a) as required by law, (b) to consummate the terms of this Contract, or any financing relating thereto, or (c) to Purchaser's or Sellers' lenders, attorneys and accountants. Any information and Materials provided by Sellers to Purchaser hereunder are confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without the prior written authorization of Seller's Representative, which may be granted or denied in the sole discretion of
Seller's Representative. Notwithstanding the provisions of Section 13.9, Purchaser agrees that the covenants, restrictions and agreements of Purchaser contained in any confidentiality agreement executed by Purchaser prior to the Effective Date shall survive the execution of this Contract and shall not be superseded hereby.



13.15 Time Of The Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Contract.



13.16 Waiver. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Contract shall be established by conduct, custom, or course of dealing and all waivers must be in writing and signed by the waiving party.



13.17 Attorneys Fees. In the event either party hereto commences litigation or arbitration against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation and arbitration, including the cost of in-house counsel and any appeals.



13.18 Time Periods. Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.



13.19 1031 Exchange. Sellers and Purchaser acknowledge and agree that the purchase and sale of each Property may be part of a tax-free exchange under
Section 1031 of the Code for either Purchaser or a Seller. Each party hereby agrees to take all reasonable steps on or before the Closing Date to facilitate such exchange if requested by the other party, provided that (a) no party making such accommodation shall be required to acquire any substitute property, (b) such exchange shall not affect the representations, warranties, liabilities and obligations of the parties to each other under this Contract, (c) no party making such accommodation shall incur any additional cost, expense or liability in connection with such exchange (other than expenses of reviewing and executing documents required in connection with such exchange), and (d) no dates in this Contract will be extended as a result thereof. Notwithstanding anything to the contrary contained in the foregoing, if a Seller so elects to close the transfer of a Property as an exchange, then (i) such Seller, at its sole option, may delegate its obligations to transfer a Property under this Contract, and may assign its rights to receive the Purchase Price from Purchaser, to a deferred exchange intermediary (an "Intermediary") or to an exchange accommodation titleholder, as the case may be; (ii) such delegation and assignment shall in no way reduce, modify or otherwise affect the obligations of such Seller pursuant to this Contract; (iii) such Seller shall remain fully liable for its obligations under this Contract as if such delegation and assignment shall not have taken place; (iv) Intermediary or exchange accommodation titleholder, as the case may be, shall have no liability to Purchaser; and (v) the closing of the transfer of the Property to Purchaser shall be undertaken by direct deed from such Seller (or, if applicable, from other affiliates of such Seller whom such Seller will cause to execute such deeds) to Purchaser or to exchange accommodation titleholder, as the case may be. Notwithstanding anything to the contrary contained in the foregoing, if Purchaser so elects to close the acquisition of a Property as an exchange, then (i) Purchaser, at its sole option, may delegate its obligations to acquire such Property under this Contract, and may assign its rights to receive the Property from such Seller, to an Intermediary or to an exchange accommodation titleholder, as the case may be;
(ii) such delegation and assignment shall in no way reduce, modify or otherwise affect the obligations of Purchaser pursuant to this Contract; (iii) Purchaser shall remain fully liable for its obligations under this Contract as if such delegation and assignment shall not have taken place; (iv) Intermediary or exchange accommodation titleholder, as the case may be, shall have no liability to such Seller; and (v) the closing of the acquisition of such Property by Purchaser or the exchange accommodation titleholder, as the case may be, shall be undertaken by direct deed from the applicable Seller (or, if applicable, from other affiliates of such Seller whom such Seller will cause to execute such deeds) to Purchaser (or to exchange accommodation titleholder, as the case may
be). Notwithstanding anything in this Section 13.19 to the contrary, any Seller shall have the right to extend the Closing Date (as previously extended pursuant to Section 5.1) for up to 30 days in order to facilitate a tax free exchange pursuant to this Section 13.19, and to obtain all documentation in connection therewith.



13.20 No Personal Liability of Officers, Trustees or Directors of Seller's Partners. Purchaser agrees that none of any Seller's Indemnified Parties shall have any personal liability under this Contract or any document executed in connection with the transactions contemplated by this Contract.



13.21 No Exclusive Negotiations. Sellers shall have the right, at all times prior to the expiration of the Feasibility Period, to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or related to the sale of any Property with any third-party; provided, however, that such communications are subject to the terms of this Contract, and that Sellers shall not enter into any contract with a third-party for the sale of any Property unless such contract is contingent on the termination of this Contract without the Property having been conveyed to Purchaser.



13.22 ADA Disclosure. Purchaser acknowledges that the Properties may be subject to the federal Americans With Disabilities Act (the "ADA") and the federal Fair Housing Act (the "FHA"). The ADA requires, among other matters, that tenants and/or owners of "public accommodations" remove barriers in order to make a property accessible to disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons. Sellers make no warranty, representation or guarantee of any type or kind with respect to any Property's compliance with the ADA or the FHA (or any similar state or local law), and Sellers expressly disclaim any such representation.



13.23 No Recording. Purchaser shall not cause or allow this Contract or any contract or other document related hereto, nor any memorandum or other evidence hereof, to be recorded or become a public record without the prior written consent of Seller's Representative, which consent may be withheld in the sole discretion of Seller's Representative. If the Purchaser records this Contract or any other memorandum or evidence thereof, Purchaser shall be in default of its obligations under this Contract. Purchaser hereby appoints the Seller's Representative as Purchaser's attorney-in-fact to prepare and record any documents necessary to effect the nullification and release of the contract or other memorandum or evidence thereof from the public records. This appointment shall be coupled with an interest and irrevocable.



13.24 Relationship of Parties. Purchaser and Sellers acknowledge and agree that the relationship established between the parties pursuant to this Contract is only that of a seller and a purchaser of property. Neither Purchaser nor Sellers is, nor shall either hold itself out to be, the agent, employee, joint venturer or partner of the other party.



13.25 Dispute Resolution. Any controversy, dispute, or claim of any nature arising out of, in connection with, or in relation to the interpretation, performance, enforcement or breach of this Contract (and any closing document executed in connection herewith), including any claim based on contract, tort or statute, shall be resolved at the written request of any party to this Contract by binding arbitration. The arbitration shall be administered in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association. Any matter to be settled by arbitration shall be submitted to the American Arbitration Association in the state of Colorado. The parties shall attempt to designate one arbitrator from the American Arbitration Association. If they are unable to do so within 30 days after written demand therefor, then the American Arbitration Association shall designate an arbitrator. The arbitration shall be final and binding, and enforceable in any court of competent jurisdiction. The arbitrator shall award attorneys' fees (including those of in-house counsel) and costs to the prevailing party and charge the cost of arbitration to the party which is not the prevailing party. Notwithstanding anything herein to the contrary, this Section 13.25 shall not prevent Purchaser or Sellers from seeking and obtaining equitable relief on a temporary or permanent basis, including, without limitation, a temporary restraining order, a preliminary or permanent injunction or similar equitable relief, from a court of competent jurisdiction located in the state of Colorado is located (to which all parties hereto consent to venue and jurisdiction) by instituting a legal action or other court proceeding in order to protect or enforce the rights of such party under this Contract or to prevent irreparable harm and injury. The court's jurisdiction over any such equitable matter, however, shall be expressly limited only to the temporary, preliminary, or permanent equitable relief sought; all other claims initiated under this Contract between the parties hereto shall be determined through final and binding arbitration in accordance with this Section 13.25.



13.26 AIMCO Marks. Purchaser agrees that Sellers, the Property Manager or AIMCO, or their respective affiliates, are the sole owners of all right, title and interest in and to the AIMCO Marks (or have the right to use such AIMCO Marks pursuant to license agreements with third parties) and that no right, title or interest in or to the AIMCO Marks is granted, transferred, assigned or conveyed as a result of this Contract. Purchaser further agrees that Purchaser will not use the AIMCO Marks for any purpose. Notwithstanding the foregoing, each Seller will convey to Purchaser all of such Seller's right, title and interest in any computer located at its Property (wiped clean of all software and files).



13.27 Non-Solicitation of Employees. Purchaser acknowledges and agrees that, without the express written consent of Seller's Representative, neither Purchaser nor any of Purchaser's employees, affiliates or agents shall (a) prior to the expiration of the Feasibility Period, solicit any of Seller's employees or any employees located at any Property for potential employment, or (b) for a period of 2 years after the Effective Date, directly solicit any employees of any other affiliates of Sellers located at any property owned by such affiliates (other than the Properties).



13.28 Survival. Except for (a) all of the provisions of this Article 13 (other than Section 13.19 and 13.21), and (b) any provision of this Contract which expressly states that it shall so survive, and (c) any payment obligation of Purchaser under this Contract (the foregoing (a), (b) and (c) referred to herein as the "Survival Provisions"), none of the terms and provisions of this Contract shall survive the termination of this Contract, and, if the Contract is not so terminated, all of the terms and provisions of this Contract (other than the Survival Provisions) shall be merged into the Closing documents and shall not survive Closing.



13.29 Multiple Purchasers. As used in this Contract, the term "Purchaser" means all entities acquiring any interest in any Properties at the Closing, including, without limitation, any assignee(s) of the original Purchaser pursuant to
Section 13.3 of this Contract. In the event that "Purchaser" has any obligations or makes any covenants, representations or warranties under this Contract, the same shall be made jointly and severally by all entities being a Purchaser hereunder. In the event that a Seller receives notice from any entity being a Purchaser hereunder, the same shall be deemed to constitute notice from all entities being a Purchaser hereunder. In the event that any entity being a Purchaser hereunder takes any action, breaches any obligation or otherwise acts pursuant to the terms of this Contract, the same shall be deemed to be the action of the other entity(ies) being a Purchaser hereunder and the action of "Purchaser" under this Contract. In the event that a Seller or Seller's Representative is required to give notice or take action with respect to Purchaser under this Contract, notice to any entity being a Purchaser hereunder or action with respect to any entity being a Purchaser hereunder shall be a notice or action to all entities being a Purchaser hereunder. In the event that any entity being a Purchaser hereunder desires to bring an action or arbitration against a Seller, such action must be joined by all entities being a Purchaser hereunder in order to be effective. In the event that there is any agreement by a Seller to pay any amount pursuant to this Contract to Purchaser under any circumstance, that amount shall be deemed the maximum aggregate amount to be paid to all parties being a Purchaser hereunder and not an amount that can be paid to each party being a Purchaser hereunder. In the event that a Seller is required to return the Initial Deposit, Additional Deposit or other amount to Purchaser, such Seller shall return the same to any entity being a Purchaser hereunder and, upon such return, shall have no further liability to any other entity being a Purchaser hereunder for such amount. The foregoing provisions also shall apply to any documents, including, without limitation, the General Assignment and Assumption and the Assignment and Assumption of Leases and Security Deposits, executed in connection with this Contract and the transaction(s) contemplated hereby.



13.30 Sellers' Several Obligations. Purchaser agrees that, notwithstanding any other provision of this Contract to the contrary, the representations, warranties, obligations, and covenants of each Seller are individual and several, and not joint and several, and that each Seller is responsible and liable only for its own Property and its own representations, warranties, obligations, and covenants. Purchaser agrees that it shall look solely to the applicable Seller for any amount due hereunder or, obligation owed hereunder, and further waives any and all claims against any other party or Property for payment or performance of the same, including, without limitation, any other Seller or AIMCO, or any partner, member, manager, shareholder, director, officer, employee, affiliate, representative or agent of any Seller or AIMCO.



13.31 Obligation to Close on all Properties. Except as expressly set forth in this Contract, Purchaser's obligation to purchase the Properties is not severable and Purchaser must purchase all of the Properties. Similarly, except as expressly stated this Contract, Sellers' obligations to sell the Properties are not severable and Sellers must sell all of the Properties to Purchaser.



13.32 Radon Gas. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health department. [Note: This paragraph is provided for informational purposes pursuant to Section 404.056(5), Florida Statutes.]



13.33 Energy Efficiency. Purchaser may have the building's energy efficiency rating determined. Each Seller of a Property in Florida has, simultaneously with the execution hereof, delivered to Purchaser a copy of the Florida Building Energy Efficiency Rating System pamphlet prepared by the State of Florida Department of Community Affairs. [Note: This paragraph is provided for informational purposes pursuant to Section 553.996, Florida Statutes.]



                                  ARTICLE XIV
                           LEAD-BASED PAINT DISCLOSURE



14.1 Disclosure. Sellers and Purchaser hereby acknowledge delivery of the Lead Based Paint Disclosure attached as Exhibit H hereto. The provisions of this
Section 14.1 shall survive the Closing and delivery of the Deeds to Purchaser. As an additional "Seller's Representation," and subject to all limitations and qualifications set forth in Article VI (including limitations on survival and cap on damages for breach of representation), and further subject to the limitations in Section 3.5, each Seller severally and individually, represents as to itself only, that it will include in the Materials copies of any reports on lead-based paint or asbestos testing and remediation for its Property readily available to such Seller and commissioned during such Seller's ownership of its Property.



14.2  Consent  Agreement  - Pre-1978 - Not  Certified.  The  provisions  of this
Section 14.2 apply to those properties identified on the Seller Information Schedule as "Pre-1978, Not Certified." Using commercially reasonable efforts, the applicable Seller shall (a) perform any testing (the "Testing") required at its Property with respect to lead-based paint in accordance with the requirements of the Consent Agreement (the "Consent Agreement") by and among the United States Environmental Protection Agency (executed December 19, 2001), the United States Department of Housing and Urban Development (executed January 2,
2002), and AIMCO (executed December 18, 2001), and (b) if required under the Consent Agreement, as reasonably determined by such Seller and its counsel, remediate or abate (the "Remediation") any lead-based paint condition at such Property prior to the Closing using commercially reasonable efforts. In the event that such Seller does not complete such Testing or Remediation, if any is required under the Consent Agreement, prior to the Closing, such Seller shall initiate, continue or complete such Testing or Remediation, if any is required under the Consent Agreement, promptly after Closing. Purchaser shall provide such Seller with full and unimpeded access to its Property, including, without limitation, access to all units located thereon, for the purposes of completing such Testing or Remediation, if any is required under the Consent Agreement, and Purchaser shall fully cooperate with such Seller regarding, and allow such Seller to perform, such Testing or Remediation, if any is required under the Consent Agreement, as determined by such Seller and its counsel in their sole and absolute discretion, including, without limitation, allowing any alterations to such Property, to comply with the Consent Agreement, until such time as such Testing or Remediation, if any is required under the Consent Agreement, has been completed. Seller shall provide 24 hours' notice to Purchaser in the event that access to a unit is required to perform such Testing or Remediation, if any is required under the Consent Agreement; provided, however, such Seller's obligations hereunder after Closing shall be contingent on Purchaser's compliance herewith, and such Seller shall be relieved of all liability and obligations regarding such Testing or Remediation or otherwise under the Consent Agreement, if any is required under the Consent Agreement, as a result of any failure by Purchaser to comply with this Section 14.2. Purchaser acknowledges and agrees that (1) after Closing, the Purchaser and the applicable Property shall be subject to the Consent Agreement and the provisions contained herein related thereto; (2) after Closing, Purchaser agrees to undertake the obligations required by the Consent Agreement; (3) such Seller will need necessary access to the applicable Property to comply with the requirements of the Consent Agreement; (4) that Purchaser will provide such access to such Property after Closing so that such Seller can comply with the requirements of the Consent Agreement; and (5) Purchaser shall not be deemed to be a third party beneficiary to the Consent Agreement. By execution hereof, Purchaser further acknowledges receipt of notice in writing of the existence of the Consent Agreement and receipt of a copy thereof. Upon completion of its testing and remediation efforts, the applicable Seller, at its sole cost and expense, shall restore the affected Property to substantially the condition (exclusive of remediation effects) as existed immediately prior to the applicable Seller's testing and remediation activities. The provisions of Sections 3.3 and 3.4 that are applicable to Purchaser under the provisions of such Sections shall apply to each Seller in the conduct of the activities contemplated by this Section 14.2 upon any of the Properties and the rights of and benefits to the Sellers that are specified in such Sections 3.3 and 3.4 shall apply to Purchaser in the case of activities conducted by any Seller hereunder. The provisions of this Section
14.2 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deeds to Purchaser. Each Seller whose Property is covered by this Section 14.2 shall, individually, severally and only with respect to its own Property, hold harmless and indemnify Purchaser from any Losses to the extent arising from such Seller's entry upon such Property post-Closing for the purpose of Testing and Remediation.



14.3 Consent Agreement - Pre-1978 Certified The provisions of this Section 14.3 apply to those Properties identified on the Seller Information Schedule as "Pre-1978-Certified Lead-Based Paint Free." Testing has been performed at each Property identified as "Pre-1978, Certified Lead-Based Paint Free" with respect to lead-based paint. The "LPB Consultant" identified on the Seller Information Schedule prepared the Report with respect to the Property identified therein. Purchaser may, at its sole cost and expense, and not as a condition to Closing, request the LPB Consultant to certify such report directly to Purchaser. A copy of each report will be provided to Purchaser with the Materials. Each Report certifies the respective Property as lead based paint free. By execution hereof, Purchaser acknowledges receipt of a copy of the Reports, the Lead-Based Paint Disclosure Statement attached hereto as Exhibit H, and acknowledges receipt of the Consent Agreement. Because the applicable Property has been certified as lead based paint free, the applicable Seller is not required under the Consent Agreement to remediate or abate any lead-based paint condition at its Property prior to the Closing. Purchaser acknowledges and agrees that (1) after Closing, Purchaser and the applicable Property shall be subject to the Consent Agreement and the provisions contained herein related thereto and (2) Purchaser shall not be deemed to be a third party beneficiary to the Consent Agreement. The provisions of this Section 14.3 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deeds to Purchaser.



14.3.1......Consent Agreement - Pre-1978-LBP,  But No LBP Hazards The provisions of this Section 14.4 apply to those Properties identified on the Seller Information Schedule as "Pre-1978, certified with Lead-Based Paint Present, but without Lead-Based Hazard." Testing has been performed at the applicable Property with respect to lead-based paint. The "LBP Consultant" identified on the Seller Information Schedule prepared the Report with respect to the Property identified therein. Purchaser may, at its sole cost and expense, and not as a condition to Closing, request the LBP Consultant to certify such report directly to Purchaser. A copy of the Report with respect to the Property will provided to Purchaser with the Materials. The Report certifies the applicable Property as free of (a) lead-based hazards, (b) dust lead hazards and (c) soil lead hazards. By execution hereof, Purchaser acknowledges receipt of a copy of the Report, the Lead-Based Paint Disclosure Statement attached hereto as Exhibit H, and the Consent Agreement. Because the applicable Property has been certified as free of
(x) lead based hazards, (y) dust lead hazards and (z) soil lead hazards, the applicable Seller is not required under the Consent Agreement to remediate or abate any lead-based paint condition at such Property prior to the Closing. Purchaser acknowledges and agrees that (1) after Closing, the Purchaser and the applicable Property shall be subject to the Consent Agreement and the provisions contained herein related thereto and (2) Purchaser shall not be deemed to be a third party beneficiary to the Consent Agreement. The provisions of this Section
14.4 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deeds to Purchaser.



                 [Remainder of Page Intentionally Left Blank]

      NOW, THEREFORE, the parties hereto have executed this Contract as of the date first set forth above.

                                     Seller:

                                    Braesview, Eagle's Nest and La Jolla:
                                    AMBASSADOR VIII, L.P.,
                                    a Delaware limited partnership

                                    By:   Ambassador VIII, Inc.,
                                          a Delaware corporation
                                          Its General Partner


                                    By:/s/Harry Alcock
                                    Name: Harry Alcock
                                    Title: Executive Vice President


                                    Cooper's Pond:
                                    CENTURY PROPERTIES FUND XVII, a
                                    California limited partnership

                                    By:   FOX PARTNERS, a California general
                                          partnership,
                                          Its General Partner

                                    By:   FOX CAPITAL MANAGEMENT
                                          CORPORATION,
                                          a California corporation
                                          Its General Partner

                                    By:/s/Harry Alcock
                                    Name: Harry Alcock
                                    Title: Executive Vice President

                                   Deerfield:
                                    (Parcels A and B)
                                    AIMCO DEERFIELD, L.P.,
                                    a Delaware limited partnership

                                    By:   AIMCO HOLDINGS, L.P.,
                                          a Delaware limited partnership,
                                          Its General Partner

                                    By:   AIMCO HOLDINGS QRS, INC.
                                          a Delaware corporation
                                          Its General Partner

                                    By:/s/Harry Alcock
                                    Name: Harry Alcock
                                    Title: Executive Vice President

                                   (Parcel C)
                                    AIMCO DEERFIELD II, L.P.,
                                    a Delaware limited partnership


                                    By:   AIMCO HOLDINGS, L.P.,
                                          a Delaware limited partnership,
                                          Its General Partner

                                    By:   AIMCO HOLDINGS QRS, INC.
                                          a Delaware corporation
                                          Its General Partner

                                    By:/s/Harry Alcock
                                    Name: Harry Alcock
                                    Title: Executive Vice President

                                   Essex Park:
                                    SHELTER PROPERTIES III LIMITED
                                    PARTNERSHIP,
                                    a South Carolina limited partnership

                       By: SHELTER REALTY III CORPORATION,
                          a South Carolina corporation,
                               Its General Partner


                                    By:/s/Harry Alcock
                                    Name: Harry Alcock
                                    Title: Executive Vice President


                                    Oakwood Village:
                                    NATIONAL PROPERTY INVESTORS 5,
                                    a California limited partnership

                                    By:   NPI Equity Investments, Inc.
                                          a Florida limited partnership,
                                          Its General Partner

                                    By:/s/Harry Alcock
                                    Name: Harry Alcock
                                    Title: Executive Vice President


                                   Quail Run:
                                    QUAIL RUN IV LIMITED PARTNERSHIP,
                                    a South Carolina limited partnership

                                    By:   Shelter IV GP Limited Partnership,
                                          a South Carolina limited
                                          partnership,
                                          Its General Partner

                                    By:   Shelter Realty IV Corporation,
                                          a South Carolina corporation
                                          Its General Partner


                                    By:/s/Harry Alcock
                                    Name: Harry Alcock
                                    Title: Executive Vice President


                                    Sawgrass:
                                    P.A.C. LAND II LIMITED PARTNERSHIP, an Ohio limited partnership

                                    By:   AIMCO Holdings, L.P.,
                                          a Delaware limited partnership,
                                          its General Partner

                          By: AIMCO Holdings QRS, Inc.,
                             a Delaware corporation,
                               its General Partner

                                    By:/s/Harry Alcock
                                    Name: Harry Alcock
                                    Title: Executive Vice President


                                    Ventura Landing:
                                    CONSOLIDATED CAPITAL PROPERTIES III,
                                    a California limited partnership

                                    By:   ConCap Equities, Inc.
                                          a Delaware limited partnership,
                                          Its General Partner

                                    By:/s/Harry Alcock
                                    Name: Harry Alcock
                                    Title: Executive Vice President

                                   West Winds:
                                    TREESLOPE APARTMENTS, LP,
                                    a South Carolina limited partnership

                                    By:   THE NATIONAL HOUSING PARTNERSHIP,
                                          a District of Columbia partnership,
                                          Its General Partner

                                    By:   NATIONAL CORPORATION FOR HOUSING
                                          PARTNERSHIPS
                                          a District of Columbia corporation
                                          Its General Partner

                                    By:/s/Harry Alcock
                                    Name: Harry Alcock
                                    Title: Executive Vice President


                                    Woodlands Village:
                                    SHELTER PROPERTIES V LIMITED PARTNERSHIP, a South Carolina limited partnership

                        By: SHELTER REALTY V CORPORATION,
                          a South Carolina corporation,
                          Its Managing General Partner


                                    By:/s/Harry Alcock
                                    Name: Harry Alcock
                                    Title: Executive Vice President

                                   Purchaser:


                                    THE BETHANY GROUP, LLC,
                                    a California limited liability company

                                    By:/s/Greg Garmon
                                    Name: Greg Carmon
                                    Title: Managing Member

                                    Purchaser's Tax Identification
                                    Number/Social Security Number:

                                   20-2858098